SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549




                                   FORM 8-K

                                CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 30, 1995


                               EMERSON RADIO CORP.

          (Exact name of Registrant as specified in its charter)



      Delaware             0-25226                22-3285224
    (State or other   (Commission File No.)   (IRS Employer Identification
     jurisdiction of                           Number)
     incorporation)


         9 Entin Road, Parsippany, New Jersey               07054
      (Address of principal executive offices)              (Zip code)

Registrant's telephone number, including area code:  (201) 884-5800



Item 5.  Other Events.

      On August 30, 1995, Emerson Radio Corp. (the "Company") closed an offering of an aggregate of $20,750,000 of its 8-1/2% Senior Subordinated Convertible Debentures Due 2002 (the "Debentures") to certain qualified institutional buyers and certain institutional accredited investors in a transaction exempt from registration under the Securities Act of 1933, as amended. The Debentures may not be offered or resold in the United States without registration or an applicable exemption from registration requirements. Management's intention is to utilize its new capital to exploit new business opportunities via product line additions and extensions and the expansion of its distribution base. The proceeds were initially applied against its revolving credit facility to reduce present working capital costs.

      The Debentures were issued at 100% of their face value and bear interest at the rate of 8-1/2% per annum, payable quarterly on March 15, June 15, September 15 and December 15 in each year. The Debentures mature on August 15, 2002. The Debentures are convertible into shares of the Company's common stock, par value $0.01 per share, at any time prior to redemption or maturity at an initial conversion price of $3.9875 per share, subject to adjustment under certain circumstances. The Debentures are redeemable, at the option of the Company, after the expiration of three years from the date of issuance, in whole or in part, at an initial redemption price of 104% of principal, decreasing by 1% per year until maturity. The Debentures are subordinated to all existing and future
Senior Indebtedness (as defined in the Indenture governing the Debentures). The Debentures restrict, among other things, the amount of Senior Indebtedness and other indebtedness that the Company and, in certain instances, its subsidiaries, may incur. Each holder of Debentures has the right to cause the Company to redeem the Debentures if certain Designated Events (as defined) should occur. The Debentures are subject to certain restrictions on transfer. The Company has agreed to file and cause to become effective the Registration Statement covering the resale of the Debentures (and the resale of the securities underlying the Debentures) by December 21, 1995 and to maintain such effectiveness for a three-year period.

      The Company has also amended its existing revolving credit facility effective on August 24, 1995. The amendment includes, among other things, a reduction in the interest rate charged on borrowings of 1%, down to 1.25% above the stated prime rate, an extension on the term of the facility for one additional year to March 1998, an increase in the Working Capital requirements and the release of the lender's security interests in the trademarks of the Company as well as certain other reductions in loan fees. The trademarks are subject to a negative pledge covenant.

      The following table sets forth the pro forma capitalization of the Company as of June 30, 1995, as adjusted to give effect to the issuance by the Company of $20,750,000 of Debentures and the initial application of $19,373,000 of estimated net proceeds therefrom.


                                            As of June 30
                                         Actual          As Adjusted

Short-term debt                        $  25,677         $  5,846

Long-term debt
Shareholders' Equity (1):              $     193         $ 20,943
  Preferred stock, $0.01 par
  value, 1,000,000 shares
  authorized, 10,000 issued
  and outstanding                          9,000            9,000
  Common stock, $0.01 par
  value, 75,000,000 shares
  authorized, 40,252,772 shares
  issued and outstanding                     403          403
  Capital in excess of par value         107,969      107,969
  Accumulated deficit                    (65,662)     (65,662)
  Cumulative translation adjustment          234          234
  Total shareholders' equity              51,944       51,944
      Total capitalization             $  52,137   $   72,887
______________________________
(1) Does not include an aggregate of 3,550,000 shares of Common stock issuable upon exercise of (i) 1,923,333 outstanding options exercisable at a weighted average exercise price of $1.03 per share; (ii) 750,000 outstanding seven-year warrants exercisable at an exercise price of $1.00 per share until March 31, 1997 and escalating $0.10 per share per annum thereafter until expiration (March 31, 2001); (iii) 376,667 options available for issuance under the Company's stock option plans; and (iv) 500,000 outstanding five-year warrants exercisable at an exercise price of $3.9875 per share granted to Dresdner Securities (USA) Inc. and certain other authorized dealers. Also does not include shares of Common Stock issuable (i) from and after March 31, 1997, upon conversion of $10 million of Series A Preferred Stock at a price equal to 80% of the average market value of a share of Common Stock at the time of conversion; and (ii) upon conversion of the Debentures.

Item 7.     Financial Statements and Exhibits.

                  A.    Not Applicable
                  B.    Not Applicable
                  C.    Exhibits

                        1.    Indenture, dated as of August 17, 1995
                              between Emerson Radio Corp. and Bank One,
                              Columbus, NA, as Trustee.
                        2.    Amendment No. 1 to Financing Agreements.
                        3.    Press release dated August 30, 1995.


                                  SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                    EMERSON RADIO CORP.
                                    Registrant


Date: September 9, 1995             By: /s/  Eugene I. Davis
                                             Eugene I. Davis
                                             President and Interim Chief
                                               Financial Officer






                           EMERSON RADIO CORP.,
                               Company

                                 to

                         BANK ONE, COLUMBUS, NA,
                               Trustee





                               INDENTURE


                        Dated as of August 17, 1995





                         A Maximum of $35,000,000

        8-1/2% Senior Subordinated Convertible Debentures Due 2002



                          EMERSON RADIO CORP.

      Reconciliation and tie between Trust Indenture Act of 1939, as amended, and Indenture dated as of August 17, 1995.

    Trust Indenture                                                Indenture
      Act Section                                                   Section


310   (a)(1)                                                      609
      (a)(2)                                                      609
      (a)(3)                                                      614(b)
      (a)(4)                                                      Not Applicable
      (b)                                                         608
      (b)                                                         610
312   (a)                                                         701, 702(e)
      (b)                                                         107, 702(b)
      (c)                                                         107, 702(c)
313   (a)                                                         703(a)
      (b)                                                         703(a)
      (c)                                                         703(a)
      (d)                                                         703(b)
314   (a)                                                         704, 1025
      (a)(4)                                                      1004
      (b)                                                         Not Applicable
      (c)(1)                                                      102
      (c)(2)                                                      102
      (c)(3)                                                      Not Applicable
      (d)                                                         Not Applicable
      (e)                                                         102
315   (a)                                                         601(a)
      (b)                                                         602
      (c)                                                         601(b)
      (d)                                                         601(c)
      (d)(1)                                                      601(a)
      (d)(2)                                                      601(c)(2)
      (d)(3)                                                      601(c)(3)
      (e)                                                         514
316   (a)(1)(A)                                                   512
      (a)(1)(B)                                                   513
      (a)(2)                                                      Not Applicable
      (b)                                                         508
317   (a)(1)                                                      503
      (a)(2)                                                      504
      (b)                                                         1003
318   (a)                                                         109


Note: This reconciliation and tie shall not, for any purpose, be deemed to be a part of the Indenture.



                          EMERSON RADIO CORP.
                           TABLE OF CONTENTS

RECITALS OF THE COMPANY                                                1

ARTICLE ONE

DEFINITIONS AND OTHER PROVISIONS OF GENERAL APPLICATION                1

SECTION 101.  Definitions                                              1
Act                                                                    2
Affiliate                                                              2
Affiliate Transaction                                                  2
Agent                                                                  2
Approved Settlement                                                    2
Asset Sale                                                             2
Authenticating Agent                                                   3
Board of Directors                                                     3
Board Resolution                                                       3
Business Day                                                           3
Called Securities                                                      3
Capital Lease Obligation                                               3
Capital Stock                                                          3
Cash Equivalent                                                        3
Certificate of Designations                                            4
Change of Control                                                      4
Closing Price                                                          5
Commission                                                             5
Common Stock                                                           5
Company                                                                5
Company Request                                                        5
Consolidated                                                           5
Consolidated Interest Coverage Ratio                                   5
Consolidated Interest Expense                                          6
Consolidated Net Income                                                7
Consolidated Net Worth                                                 7
Conversion Price                                                       7
Corporate Trust Office                                                 7
Current Market Price                                                   7
Default                                                                7
Defaulted Interest                                                     7
Designated Event                                                       7
EBITDA                                                                 8
Event of Default                                                       8
Exchange Act                                                           8
GAAP                                                                   8
Governmental Authority                                                 8
Government Obligation                                                  8
Holder                                                                 8
Incur                                                                  8
Indebtedness                                                           8
Indenture                                                              9
Independent Appraiser                                                  9
Independent Director                                                   9
Interest Payment Date                                                  9
Investment Company Act                                                 9
Investments                                                            9
Jurick                                                                10
Lien                                                                  10
Litigation                                                            10
Margin Stock                                                          10
Material Adverse Effect                                               10
Maturity                                                              10
NASDAQ                                                                10
Net Proceeds                                                          10
Non-material Subsidiary                                               11
Offering                                                              11
Officers' Certificate                                                 11
Opinion of Counsel                                                    11
Outstanding                                                           11
Paying Agent                                                          12
Payment Year                                                          12
Permit                                                                12
Permitted Amount                                                      12
Permitted Holders                                                     12
Permitted Indebtedness                                                12
Permitted Liens                                                       12
Permitted Subsidiary Transactions                                     14
Permitted Transactions                                                15
Person                                                                15
Plan of Liquidation                                                   15
Predecessor Security                                                  15
Rate Increase Triggering Date                                         15
Redemption Date                                                       15
Redemption Price                                                      15
Registrable Securities                                                15
Registration Period                                                   16
Registration Rights Agreement                                         16
Registration Statement                                                16
Regular Record Date                                                   16
Requirement                                                           16
Responsible Officer                                                   16
Securities                                                            16
Securities Act                                                        16
Security Register                                                     16
Senior Credit Agreement                                               17
Senior Indebtedness                                                   17
Series A Preferred Stock                                              17
Special Record Date                                                   17
Standstill Period                                                     18
Stated Maturity                                                       18
Subordinated Indebtedness                                             18
Subsidiary                                                            18
Trading Day                                                           18
Transfer                                                              18
Transfer Agent                                                        18
Trustee                                                               18
Trust Indenture Act                                                   18
U.S. Legal Tender                                                     18
Vice President                                                        19
Wholly Owned Subsidiary                                               19

SECTION 102.Compliance Certificates and Opinions                      19

SECTION 103.Form of Documents Delivered to Trustee                    19

SECTION 104.Acts of Holders                                           20

SECTION 105.Notices, Etc., to Trustee and Company                     21

SECTION 106.Notice to Holders; Waiver                                 21

SECTION 107.Communication by Holders with Other Holders               21

SECTION 108.Rules by Trustee and Agents                               22

SECTION 109.Trust Indenture Act                                       22

SECTION 110.Effect of Headings and Table of Contents                  22

SECTION 111.Successors and Assigns                                    22

SECTION 112.Separability Clause                                       22

SECTION 113.Benefits of Indenture; No Liability of Others             22

SECTION 114.Governing Law                                             23

SECTION 115.Legal Holidays                                            23

                         ARTICLE TWO

FORM OF SECURITIES                                                    23

SECTION 201.Form Generally                                            23

SECTION 202.Form of Face of Security                                  23

SECTION 203.Form of Reverse of Security                               26

SECTION 204.Form of Trustee's Certificate of Authentication           30

SECTION 205.Form of Election to Convert                               30

                        ARTICLE THREE

THE SECURITIES                                                        31

SECTION 301 Title and Terms; Subordination to Senior Indebtedness     31

SECTION 302.Denominations                                             31

SECTION 303.Execution, Authentication, Delivery and Dating            32

SECTION 304.Temporary Securities                                      32

SECTION 305.Registration, Registration of Transfer and Exchange       33

SECTION 306.Mutilated, Destroyed, Lost and Stolen Securities          34

SECTION 307.Payment of Interest; Interest Rights Preserved            34

SECTION 308.Persons Deemed Owners                                     36

SECTION 309.Cancellation                                              36

SECTION 310.Computation of Interest                                   36

                      ARTICLE FOUR

SATISFACTION AND DISCHARGE                                            37

SECTION 401.Satisfaction and Discharge of Indenture                   37

SECTION 402.Application of Trust Money                                38

SECTION 403.Reinstatement                                             38

                        ARTICLE FIVE

REMEDIES                                                              39

SECTION 501 Events of Default                                         39

SECTION 502.Acceleration of Maturity; Rescission and Annulment; Other
Remedies                                                              41

SECTION 503.Collection of Indebtedness and Suits for Enforcement by Trustee
42

SECTION 504.Trustee May File Proofs of Claim                          42

SECTION 505.Trustee May Enforce Claims Without Possession of Securities 43

SECTION 506.Application of Money Collected                            43

SECTION 507.Limitation on Suits                                       44

SECTION 508 Unconditional Right of Holders to Receive Principal,
            Premium and Interest and to Convert                       45

SECTION 509.Restoration of Rights and Remedies                        45

SECTION 510.Rights and Remedies Cumulative                            45

SECTION 511.Delay or Omission Not Waiver                              45

SECTION 512. Control by Holders                                       46

SECTION 513. Waiver of Past Defaults                                  46

SECTION 514. Undertaking for Costs                                    46

SECTION 515. Waiver of Stay or Extension Laws                         47

                       ARTICLE SIX

THE TRUSTEE                                                           48

SECTION 601.  Certain Duties and Responsibilities                     48

SECTION 602.  Notice of Defaults                                      49

SECTION 603.  Certain Rights of Trustee                               49

SECTION 604.  Not Responsible for Recitals or Issuance of Securities  50

SECTION 605.  May Hold Securities                                     50

SECTION 606.  Money Held in Trust                                     50

SECTION 607.  Compensation and Reimbursement                          50

SECTION 608.  Disqualification; Conflicting Interest                  51

SECTION 609.  Corporate Trustee Required; Eligibility                 51

SECTION 610.  Resignation and Removal; Appointment of Successor       52

SECTION 611.  Acceptance of Appointment by Successor                  53

SECTION 612.  Merger, Conversion, Consolidation or Succession to
              Business                                                53

SECTION 613.  Appointment of Authenticating Agent                     54

SECTION 614.  Co-Trustee                                              55

                      ARTICLE SEVEN

HOLDERS' LISTS AND REPORTS BY TRUSTEE AND COMPANY                     57

SECTION 701. Company to Furnish to Trustee Names and Addresses of
             Holders                                                  57

SECTION 702. Preservation of Information; Communications to Holders   57

SECTION 703. Reports by the Trustee                                   58

SECTION 704. Reports by Company                                       59

                           ARTICLE EIGHT

CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE                  60

SECTION 801. Company May Consolidate, etc., only on Certain Terms     60

SECTION 802. Successor Corporation Substituted                        61

                           ARTICLE NINE

SUPPLEMENTAL INDENTURES                                               62

SECTION 901. Supplemental Indentures Without Consent of Holders       62

SECTION 902. Supplemental Indentures with Consent of Holders          62

SECTION 903. Execution of Supplemental Indentures.                    63

SECTION 904. Effect of Supplemental Indentures.                       63

SECTION 905. Conformity with Trust Indenture Act.                     64

SECTION 906. Reference in Securities to Supplemental Indentures.      64

                          ARTICLE TEN

COVENANTS                                                             65

SECTION 1001.  Payment of Principal, Premium and Interest.            65

SECTION 1002.  Maintenance of Office or Agency.                       65

SECTION 1003.  Money for Security Payments to be Held in Trust        65

SECTION 1004.  Statements of Officers of Company as to Default.       66

SECTION 1005.  Limitations on Additional Indebtedness.                67

SECTION 1006.  Limitations on Liens.                                  67

SECTION 1007.  Limitations on Merger and Consolidation.               67

SECTION 1008.  Limitations on Sales of Assets.                        68

SECTION 1009.  Limitation on Sale or Issuance of Capital Stock of
               Subsidiaries.                                          68

SECTION 1010.  Limitations on Dividends and Redemptions.              68

SECTION 1011.  Limitations on Investments, Loans and Advances.        69

SECTION 1012.  Limitation on Transactions with Affiliates.            69

SECTION 1013.  Investment Company Act                                 69

SECTION 1014.  Payment of Taxes and Other Claims.                     70

SECTION 1015.  Corporate Existence.                                   70

SECTION 1016.  Availability of Information.                           70

SECTION 1017.  Corporate Representations and Warranties.              70

SECTION 1018.  Independent Directors.                                 71

SECTION 1019.  Limitation on Prepayments.                             71

SECTION 1020.  Performance of Other Covenants.                        71

SECTION 1021.  Payments for Consent.                                  71

SECTION 1022.  Registration Statement                                 72

SECTION 1023.  Rule 144 Information                                   72

SECTION 1024.  No Violation of the Margin Rules                       73

SECTION 1025.  Financial Reports                                      73

SECTION 1026.  Waiver of Stay, Extension or Usury Laws                73

SECTION 1027.  Notice of Acceleration                                 74

SECTION 1028.  Compliance with Laws                                   74

SECTION 1029.  Maintenance of Properties                              74

SECTION 1030.  Contingency for Sinking Fund                           74

SECTION 1031.  Use of Proceeds                                        75

SECTION 1032.  Reservation of Shares                                  75

SECTION 1033.  Submission to Jurisdiction                             75

                           ARTICLE ELEVEN

REDEMPTION OF SECURITIES                                              77

SECTION 1101.  Optional Redemption.                                   77

SECTION 1102.  Applicability of Article.                              77

SECTION 1103.  Election to Redeem; Notice to Trustee.                 77

SECTION 1104.  Selection by Trustee of Securities to be Redeemed.     77

SECTION 1105.  Notice of Redemption.                                  78

SECTION 1106.  Deposit of Redemption Price.                           79

SECTION 1107.  Securities Payable on Redemption Date.                 79

SECTION 1108.  Securities Redeemed in Part.                           79

SECTION 1109.  Conversion Arrangements on Call for Redemption.        80

                        ARTICLE TWELVE

CONVERSION OF SECURITIES                                              81

SECTION 1201. Conversion Privilege and Conversion Price.              81

SECTION 1202. Exercise of Conversion Privilege.                       81

SECTION 1203. Fractions of Shares.                                    82

SECTION 1204. Adjustment of Conversion Price.                         82

SECTION 1205. Notice of Adjustment of Conversion Price.               87

SECTION 1206. Notice of Certain Company Action.                       88

SECTION 1207. Company to Reserve Common Stock.                        88

SECTION 1208. Taxes on Conversion.                                    89

SECTION 1209. Covenant as to Common Stock.                            89

SECTION 1210. Cancellation of Converted Securities.                   89

SECTION 1211. Provisions in Case of Consolidation, Merger or Sale of
              Assets.                                                 89

SECTION 1212. Company to Cause Registration of Common Stock.          90

SECTION 1213. Disclaimer by Trustee of Responsibility for Certain
              Matters.                                                90

                            ARTICLE THIRTEEN

RIGHT TO REQUIRE REPURCHASE                                           91

SECTION 1301.  Right to Require Repurchase.                           91

SECTION 1302.  Notice; Method of Exercising Repurchase Right.         91

SECTION 1303.  Deposit of Repurchase Price.                           92

SECTION 1304.  Securities Not Repurchased on Repurchase Date.         92

SECTION 1305.  Securities Repurchased in Part.                        92

SECTION 1306.  Designated Event.                                      92

                            ARTICLE FOURTEEN

SUBORDINATION OF SECURITIES                                           94

SECTION 1401.  Securities Subordinate to Senior Indebtedness.         94

SECTION 1402.  Payment Over of Proceeds Upon Dissolution, Etc         94

SECTION 1403.  Prior Payment to Senior Indebtedness Upon
               Acceleration of Securities                             95

SECTION 1404.  No Payment When Senior Indebtedness in Default         96

SECTION 1405.  Payment Permitted If No Default                        97

SECTION 1406.  Rescinded Payments                                     97

SECTION 1407.  [Intentionally omitted.]                               97

SECTION 1408.  Subrogation to Rights of Holders of
               Senior Indebtedness.                                   97

SECTION 1409.  Provision Solely to Define Relative Rights.            98

SECTION 1410.  Trustee to Effectuate Subordination.                   98

SECTION 1411.  No Waiver of Subordination Provisions.                 98

SECTION 1412.  Article 14 Not to Prevent Events of Default.           99

SECTION 1413.  Information as to Subordination                        99

SECTION 1414.  Reliance                                               99

SECTION 1415.  Amendments                                             99

SECTION 1416.  Notice to Trustee.                                    100

SECTION 1417.  Reliance on Judicial Order or Certificate of Liquidating
               Agent.                                                100

SECTION 1418.  Trustee Not Fiduciary for Holders of
               Senior Indebtedness.                                  101

SECTION 1419.  Rights of Trustee as Holder of Senior Indebtedness;
               Preservation of Trustee's Rights                      101

SECTION 1420.  Article Applicable to Paying Agents.                  101

SECTION 1421.  Certain Conversions Deemed Payment.                   101

      INDENTURE, dated as of August 17, 1995, between Emerson Radio Corp., a corporation duly organized and existing under the laws of the State of Delaware (herein called the "Company"), having its principal executive office at Nine Entin Road, Parsippany, New Jersey 07054, and Bank One, Columbus, NA, a national banking association organized and existing under the laws of the United States, as Trustee (herein called the "Trustee").

RECITALS OF THE COMPANY

      The Company has duly authorized the creation of an issue of its 8-1/2% Senior Subordinated Convertible Debentures Due 2002 (herein called the "Securities") of substantially the tenor and amount hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

      All things necessary to make the Securities, when executed by the Company and authenticated and delivered hereunder and duly issued by the Company, the valid obligations of the Company, in accordance with their and its terms, have been done.

      NOW, THEREFORE, THIS INDENTURE WITNESSETH:

      For and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                               ARTICLE ONE

                        DEFINITIONS AND OTHER PROVISIONS
                            OF GENERAL APPLICATION

SECTION 101.  Definitions.

      For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

            (1) The terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

            (2) all other terms used herein which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

            (3) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with GAAP in effect from time to time; and

            (4) the words "herein", "hereof", and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.
      "Act", when used with respect to any Holder, has the meaning specified in Section 104(a).

      "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise. Without limiting the foregoing, for the purposes of the definition of Affiliate, beneficial ownership of 10% or more of the aggregate fair market value of all outstanding Capital Stock or other voting securities on a fully diluted basis of a Person shall be deemed to constitute control of such Person. For the purposes of this Indenture only, "Affiliate" or like terms when used in connection with the Company and/or Jurick shall include, without limitation, Fidenas International Limited, L.L.C. ("Fidenas"), Elision International, Inc. ("Elision"), GSE Multimedia Technologies Corporation ("GSE") and/or such other nominees, assignees or transferees of the foregoing or of Jurick owning shares of Common Stock of the Company represented to have been originally owned by the foregoing entities.

      "Affiliate Transaction" shall have the meaning specified in Section
1012.

      "Agent" means the agent of the Senior Indebtedness designated from time to time by the holders of Senior Indebtedness by written notice to the Company and the Trustee and, so long as any Senior Indebtedness under the Existing Senior Credit Agreement remains outstanding, references herein to "Agent" shall mean and refer to Congress Financial Corporation, its successors and assigns, in its capacity as lender under the Existing Credit Agreement and not as agent for any other holder of Senior Indebtedness.

      "Approved Settlement" means a final, irrevocable, legally-enforceable settlement of the Litigation which (i) has been approved, if applicable, by a court of competent jurisdiction, (ii) includes a general release of Jurick and his Affiliates; and (iii) to the extent such settlement (x) includes the grant of registration rights of any kind, and/or (y) contemplates a Transfer of any securities which might adversely impact the market price of the Company's Common Stock, has been approved by a majority of three members of the Company's Board of Directors (including the Company's Independent Directors and Mr. Eugene Davis, or if Mr. Davis shall no longer be a member of the Company's Board of Directors or is otherwise precluded by applicable state law to vote on such settlement, which has been approved by a majority of the Company's Independent Directors).

      "Asset Sale" means any direct or indirect sale, conveyance, lease, transfer or other disposition (including a sale-leaseback transaction, amalgamation, merger, consolidation or similar transaction), or series of related sales, conveyances, leases, transfers or other dispositions (each referred to for the purposes of this definition and Article Eight hereof as a "disposition") by the Company or any of its Subsidiaries of (i) property or (ii) other assets except that the term Asset Sale shall not include (w) a disposition by a Subsidiary of the Company to a Wholly Owned Subsidiary of the Company, (x) a disposition of property or assets at fair market value (as determined in good faith by senior officers of the Company) in the ordinary course of business, (y) dispositions, which singly or in the aggregate, have an aggregate fair market value not exceeding $250,000 in any rolling twelve (12) month period, of property or assets, the disposition of which, in each case, is deemed in good faith by the Company or such Subsidiary not to have a Material Adverse Effect and do not involve an Affiliate Transaction and (z) dispositions involving all or substantially all of the property or assets of the Company or any of its Subsidiaries covered by Article Eight.

      "Authenticating Agent" means any Person authorized by the Trustee to act on behalf of the Trustee to authenticate Securities.

      "Board of Directors" means with respect to the Company, the board of directors of the Company or any duly authorized committee of that board or in the case of any entity which is not a corporation, by the managing or governing body performing similar functions thereto or by the general partners thereof.

      "Board Resolution" means with respect to the Company, a copy of the resolution certified by the Secretary or an Assistant Secretary or similar official of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

      "Business Day" means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in the City of New York, New York or Columbus, Ohio are authorized or obligated by law, regulation or executive order to close.

      "Called Securities" shall have the meaning specified in Section 1109.

      "Capital Lease Obligation" of a Person means any obligation of such Person under any lease or agreement to lease real or personal property or any other obligation of such Person which is required to be capitalized on the books of such Person prepared in accordance with GAAP consistently applied or any guarantee by such Person of any similar obligation of any other Person. The amount of such obligation shall be the capitalized amount thereof, determined in accordance with GAAP consistently applied. The stated maturity thereof shall be the date of the last payment of rent or any other amount due under such obligation prior to the first date upon which such obligation may be terminated by the lessee without payment of a penalty.

      "Capital Stock" of any Person means any and all shares, interests, units, participations or other equity interests, however designated and whether or not voting, (including common and preferred stock and general and limited partnership interests) of such Person and any and all equivalents and derivatives thereof or any option, warrant or other security (including but not limited to debt) convertible into or exchangeable for any of the foregoing.

      "Cash Equivalent" means (i) Government Obligations having maturities of not more than one year from the date of acquisition; (ii) certificates of deposit of any commercial bank incorporated under the laws of the United States, or any state, territory or commonwealth thereof, of recognized standing having capital and unimpaired surplus in excess of $500 million and whose short-term commercial paper rating at the time of acquisition is rated at least A-2 or the equivalent by Standard & Poor's Ratings Group or at least P-2 or the equivalent by Moody's Investors Service, Inc. (any such bank, an "Approved Bank"), which certificates of deposit have maturities of not more than one year from the date of acquisition; (iii) commercial paper or finance company paper issued by any Person incorporated under the laws of the United States, or any state thereof, and rated at least A-2 or the equivalent by Standard & Poor's Ratings Group or at least P-2 or the equivalent by Moody's Investors Services, Inc., and in each case maturing not more than one year from the date of acquisition; and (iv) money market funds all of whose assets consist of Government Obligations and which are rated at least A-2 or the equivalent by Standard & Poor's Ratings Group or at least P-2 or the equivalent by Moody's Investors Services, Inc.

      "Certificate of Designations" is defined within the definition of "Series A Preferred Stock."

      A "Change of Control" of the Company will be deemed to have occurred at such time as (i) any Person (including a Person's Affiliates), becomes the beneficial owner (as defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of 50% or more of the total permitted voting power of the Company's Common Stock, (ii) Permitted Holders shall cease to own beneficially at least 51% of the total voting power of the Company's Common Stock, (iii) any Person (including a Person's Affiliates and associates), becomes the beneficial owner of more than 30% of the total voting power of the Company's Common Stock, and Jurick beneficially owns, in the aggregate, a lesser percentage of the total voting power of the Common Stock of the Company than such other Person and does not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the Board of Directors of the Company, (iv) there shall be consummated any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which the Common Stock of the Company would be converted into cash, securities or other property, other than merger or consolidation of the Company in which the holders of the Common Stock of the Company outstanding immediately prior to the consolidation or merger hold, directly or indirectly, at least a majority of the Common Stock of the surviving corporation immediately after such consolidation or merger, or (v) beginning the date hereof, during any period of two consecutive years, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board of Directors or whose nomination for election by the stockholders of the Company has been approved by 66_% of the directors then still in office who either were directors at the beginning of such period or whose election or recommendation for election was previously so approved) cease to constitute a majority of the Board of Directors of the Company; provided, however, in any such event, a Change of Control shall not be deemed to have occurred if Jurick ceases to own beneficially 51%, but not less than 25%, of the total voting power of the Company's Common Stock as a direct result of an Approved Settlement and there is no other Person which beneficially owns or controls a percentage of total voting power of the Company's Common Stock equal to or greater than Jurick.

      "Closing Price" means, on any Trading Day with respect to the per share price of Common Stock, the last reported sales price regular way or, in case no such reported sale takes place on such Trading Day, the closing bid price regular way on the principal national securities exchange on which the Common Stock is listed or admitted to trading or, if not listed or admitted to trading on any national securities exchange, on NASDAQ, or, if the Common Stock is not listed or admitted to trading on any national securities exchange or quoted on NASDAQ, the closing bid price in the over-the-counter market as furnished by any New York Stock Exchange member firm that is selected from time to time by the Company for that purpose and is reasonably acceptable to the Trustee.

      "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Exchange Act or, if at any time after the execution of this instrument such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

      "Common Stock" includes any Capital Stock of any class of the Company which has no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which is not subject to redemption by the Company. However, subject to the provisions of Section 1211, shares issuable on conversions of Securities shall include only shares of the class designated as Common Stock of the Company at the date of this Indenture or shares of any class or classes resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any voluntary or involuntary liquidation, dissolution or winding-up of the Company and which are not subject to redemption by the Company; provided that if at any time there shall be more than one such resulting class, the shares of each such class then so issuable shall be substantially in the proportion which the total number of shares of such class resulting from all such reclassifications bears to the total number of shares of all such classes resulting from all such reclassifications.

      "Company" means the Person named as the "Company" in the first paragraph of this instrument until a successor Person shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Company" shall mean such successor Person.

      "Company Request" or "Company Order" means a written request or order signed in the name of the Company by its Chairman or President or a Vice President, and by its Treasurer, an Assistant Treasurer, its Secretary or an Assistant Secretary, and delivered to the Trustee.

      "Consolidated" or "consolidated" when used with reference to any amount, means such amount determined on a consolidated basis in accordance with GAAP.

      "Consolidated Interest Coverage Ratio" of the Company and its consolidated Subsidiaries means, as of the date of the transaction giving rise to the need to calculate the Consolidated Interest Coverage Ratio (the "Transaction Date"), the ratio of (i) the aggregate amount of EBITDA for the four consecutive complete fiscal quarters for which financial information in respect thereof is available ending immediately prior to the Transaction Date (the "Determination Period") to (ii) the aggregate Consolidated Interest Expense of the Company and its consolidated Subsidiaries for the fiscal quarter in which the Transaction Date occurs and the three fiscal quarters immediately subsequent to such fiscal quarter, given the amount and maturity and interest payments in respect of Indebtedness of the Company and its consolidated Subsidiaries on the Transaction Date and reasonably anticipated by the Company to be outstanding from time to time during such period (assuming the continuation of market interest rate levels prevailing on the Transaction Date in any calculation of Consolidated Interest Expense relating to Indebtedness, the interest rate of which is a function of such market rate, and assuming that any other Indebtedness reasonably anticipated by the Company in good faith to be created, incurred, assumed or guaranteed by, or otherwise to become the liability of the Company or its consolidated Subsidiaries is outstanding for such period); provided, that if the Company or any of its consolidated Subsidiaries is a party to any interest rate protection agreements which would have the effect of changing the interest rate on any Indebtedness of the Company or any of its consolidated Subsidiaries for such four-quarter period (or a portion thereof), the resulting rate shall be used for such four-quarter period (or portion thereof); and provided further, that any Consolidated Interest Expense with respect to Indebtedness incurred or retired by the Company or any of its consolidated Subsidiaries during the fiscal quarter in which the Transaction Date occurs shall be calculated as if such Indebtedness were so incurred or retired on the first day of the fiscal quarter in which the Transaction Date occurs; and, provided further that if, during the Determination Period (x) the Company or any of its consolidated Subsidiaries shall have engaged in any Asset Sale, EBITDA for such period shall be reduced by an amount equal to the EBITDA (if positive), or increased by an amount equal to the EBITDA (if negative), directly attributable to the assets which are the subject of such Asset Sale calculated on a pro forma basis as if such Asset Sale and any related retirement of Indebtedness had occurred on the first day of such period or (y) the Company or any of its consolidated Subsidiaries shall have acquired any material assets out of the ordinary course of business, EBITDA shall be calculated on a pro forma basis as if such asset acquisition and any related financing or asset sale had occurred on the first day of such period.

      "Consolidated Interest Expense" means, with respect to any Person and its Subsidiaries, for any period, without duplication, (i) the sum of (a) the aggregate amount of interest recognized by such Person and such Subsidiaries in respect of Indebtedness of such Person and such Subsidiaries (including, without limitation, the portion of interest capitalized by such Person and such Subsidiaries during such period, any amortization of debt discount and any amortization or current charge for all commissions, discounts and other fees and charges owed by such Person and such Subsidiaries with respect to letters of credit and bankers' acceptance financing and the net costs associated with any interest swap obligations of such Person and such Subsidiaries), (b) the amortization of the interest component of rentals in respect of Capital Lease Obligations recognized by such Person and such Subsidiaries during such period, (c) to the extent any Indebtedness of any Person is guaranteed by such Person and such Subsidiaries, the aggregate amount of interest paid or accrued by such other Person during such period attributable to any such Indebtedness, (d) Preferred Stock dividends, to the extent they are not redemptions, of such Person (if a corporation) held by Persons other than such Person or a wholly owned Subsidiary thereof, and (e) the interest portion of any deferred payment obligation to the extent it is amortized, less (ii) to the extent included in (i) above, amortization or write-off of deferred financing costs of such Person and its Subsidiaries during such period and any charge related to any premium or penalty paid in connection with redeeming or retiring any Indebtedness, with the foregoing amounts, in the case of both (i) and (ii) above, being determined on a consolidated basis in accordance with GAAP.

      "Consolidated Net Income" means, with respect to any Person for any period, the aggregate net income (or net loss, as the case may be) of such Person and its Subsidiaries for such period determined on a consolidated basis in accordance with GAAP, and in the case of the Company, Consolidated Net Income shall be reduced by the amount of any dividends on the Series A Preferred Stock; provided that there shall be excluded therefrom, without duplication, (i) gains and losses from Asset Sales or reserves relating thereto, (ii) items classified as extraordinary, (iii) the income or loss of any Person other than the Person whose Consolidated Net Income is being determined or any consolidated Subsidiary thereof, except that such income will be included to the extent of the amount of cash dividends or other cash distributions in respect of Capital Stock thereof actually paid during such period by such Person and received by the Person whose Consolidated Net Income is being determined or any consolidated Subsidiary thereof out of funds legally available therefor and (iv) the income (or loss) of any other Person (except to the extent includable under clause (iii) above) accrued to any period prior to the date it became a Subsidiary of such Person or was merged into or consolidated with such Person or any of its Subsidiaries or such other Person's property or Capital Stock (or a portion thereof) were acquired by such Person of any of its Subsidiaries.

      "Consolidated Net Worth" means, at any time and with respect to the Company and its Subsidiaries, all amounts which, in accordance with GAAP consistently applied, would be included under consolidated shareholders' equity on a consolidated balance sheet of the Company and its Subsidiaries at such time.

      "Conversion Price" shall have the meaning specified in Section 1201.

      "Corporate Trust Office" means the principal office of the Trustee at which at any particular time its corporate trust business shall be administered.

      "Current Market Price" shall have the meaning specified in Section
1204(7).

      "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

      "Defaulted Interest" shall have the meaning specified in Section 307.

      "Designated Event" shall have the meaning specified in Section 1306.

      "EBITDA" of any Person means, for any period, Consolidated Net Income plus the sum (without duplication) of (i) Consolidated Interest Expense,
(ii) income tax expense, and (iii) those expenses included in the statement of operations of such Person that do not require the application of funds including, without limitation, (a) depreciation and amortization, (b) accretion or amortization of debt discount, (c) amortization of deferred compensation, (d) provision for writedown of assets to the extent included in Consolidated Net Income and (e) equity in losses of unconsolidated affiliates, less noncash items increasing Consolidated Net Income.

      "Event of Default" shall have the meaning specified in Section 501.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any similar Federal statute, the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time. References to a particular section of the Exchange Act shall be deemed to include a reference to a comparable section, if any, of any such similar Federal statute.

      "GAAP" means generally accepted accounting principles, as such may be in effect from time to time in the United States, consistently applied throughout all relevant periods.

      "Governmental Authority" means the United States of America or any state which has jurisdiction over the Company or any Subsidiary, any political subdivision of either the United States of America or such state, any agency, department, commission, board, bureau or instrumentality of either the United States of America or such state, or any quasi-public agency established by any of the foregoing.

      "Government Obligation" means any readily marketable (i) direct full faith and credit obligation of the United States of America or (ii) obligations unconditionally guaranteed by the full faith and credit of the United States of America.

      "Holder" means a Person in whose name a Security is registered in the Security Register.

      "Incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise agree to become liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such Person; provided that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an Incurrence of such Indebtedness. "Incurrence" has a correlative meaning.

      "Indebtedness" means, with respect to any Person, (a) the principal of, repurchase and redemption price for, premium, if any, and unpaid interest (whether accruing before or after filing of any petition in bankruptcy or any similar proceeding by or against the obligor and whether or not allowed as a claim in bankruptcy or any similar proceeding) on, and other charges, fees and expenses with respect to, the following, whether heretofore or hereafter Incurred: (i) indebtedness for borrowed money or the deferred purchase price of property or services, which indebtedness has been Incurred by such Person; (ii) bankers' acceptances and reimbursement obligations under letters of credit; (iii) obligations of such Person under interest rate and currency swaps, caps, floors, collars or similar agreements or arrangements intended to protect such Person against fluctuations in interest or currency rates; (iv) indebtedness evidenced by a promissory note or other written instrument; (v) Capital Lease Obligations; (b) all deferrals, modifications, renewals or extensions thereof, and any debentures, notes or other evidences of indebtedness issued in exchange therefor or to refund the same; and (c) any indebtedness or obligation which such Person has directly or indirectly guaranteed, endorsed with recourse (otherwise than for collection, deposit or other similar transactions in the ordinary course of business), agreed to purchase or in respect of which such Person has agreed contingently to supply or advance funds.

      "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

      "Independent Appraiser" means a nationally or internationally recognized appraisal, accounting, investment banking or other firm (which may include the independent certified public accountants of the Company), as appropriate, that (i) is in fact independent in respect of the transaction in question, (ii) is an expert in respect of the relevant valuation or appraisal activity, (iii) does not have any direct financial interest or any material indirect financial interest in the Company, any Subsidiary of the Company, the Trustee or in any Affiliate of any of them (including, but not limited to, Jurick and his Affiliates) and (iv) is not connected with the Company, any Subsidiary of the Company, the Trustee or any such Affiliate as director, officer, employee or Affiliate.

      "Independent Director" means a member of the Board of Directors of the Company who is not (i) an Affiliate of the Company or any Subsidiary of the Company (other than solely by reason of such membership or membership on the board of directors of any Subsidiary of the Company) (including but not limited to, Jurick or any of his Affiliates), (ii) a director of any Affiliate (other than a Subsidiary) of the Company or of any Affiliate of Jurick, (iii) an officer or employee of the Company or any of its Subsidiaries or any Affiliate of the Company or any of its Subsidiaries or Jurick or any of his Affiliates, (iv) a person who serves, or has been invited to serve and has accepted such invitation, on a regular basis as a professional advisor, legal counsel or consultant to, or in any other capacity as advisor to the management of, the Company, any Subsidiary or Affiliate of the Company or any of its Subsidiaries or Jurick or any of his Affiliates, (v)Eotherwise materially interested (financially or otherwise) in the matter under consideration.

      "Interest Payment Date" means the Stated Maturity of an installment of interest on the Securities.

      "Investment Company Act" means the Investment Company Act of 1940, as amended.

      "Investments" shall have the meaning specified in Section 1010. "Jurick" shall mean Geoffrey P. Jurick, a citizen of Germany.

      "Lien" means, with respect to any asset, whether now owned or hereafter acquired or arising, any mortgage, pledge, charge, hypothecation, security interest, lien, conditional sale or other title retention agreement or encumbrance of any kind in respect of such asset, including a lien accounted for as a capital lease for purposes of a balance sheet prepared in accordance with GAAP whether or not filed, recorded or otherwise perfected under applicable law.

      "Litigation" means any suit, litigation, proceeding or claim involving the transactions relating to the acquisition of Common Stock by Jurick and/or any of his Affiliates under the Company's Plan of Reorganization confirmed by the United States Bankruptcy Court on March 31, 1994, including, but not limited to, the legal proceedings described under the subsections entitled "Litigation Regarding Certain Outstanding Common Stock" under the section entitled "Legal Proceedings" in the Offering Memorandum, dated August 17, 1995, prepared by the Company in connection with the Offering.

      "Margin Stock" means "margin stock" as such term is defined in Regulation G of the Board of Governors of the Federal Reserve System.

      "Material Adverse Effect" means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties, condition (financial or otherwise) or prospects of the Company and its Subsidiaries, taken as a whole; (b) a material impairment of the ability of the Company to perform under this Indenture, the Senior Credit Agreement or any Indebtedness and to avoid any Event of Default; (c) a material adverse effect upon the legality, validity, binding effect or enforceability against the Company of this Indenture, the Senior Credit Agreement or any Indebtedness; or (d) a material impairment of the ability of any of the Company's Subsidiaries to perform under any Indebtedness, or a material adverse effect upon the legality, validity, binding effect or enforceability against such Subsidiary of any Indebtedness, in each case which could result in an Event of Default.

      "Maturity" means, when used with respect to any Security, the date on which the principal of such Security becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

      "NASDAQ" means the Nasdaq Stock Market.

      "Net Proceeds" from an Asset Sale means the proceeds received by the Company or a Subsidiary of the Company in connection with an Asset Sale, which proceeds shall consist of (a) the sum of (i) cash received (including any cash received by way of deferred payment of principal pursuant to a promissory note or installment receivable or otherwise, but only as and when received, but excluding any other consideration received in the form of assumption by the acquiring Person of Indebtedness or other obligations relating to any properties or assets) therefrom and (ii) marketable securities transferred or issued to the Company or a Subsidiary of the Company, minus (b) all out-of-pocket accounting, legal, title, recording and tax expenses, commissions and other fees and expenses incurred, and all federal, state, provincial, foreign and local taxes required to be accrued as a liability under GAAP consistently applied, as a consequence of such Asset Sale, and in each such case net of all payments made on any Indebtedness which is secured by any assets subject to the Asset Sale, in accordance with the terms of any Lien upon or other security agreement of any kind with respect to such assets, or which must by its terms, or in order to obtain a necessary consent to such Asset Sale, or by applicable law, be repaid out of the proceeds from such Asset Sale.

      "Non-material Subsidiary" means a Subsidiary of the Company which (i) has no material assets or liabilities, (ii) is not one of the Subsidiaries listed on Schedule A hereto, and (iii) is not material to the business and operations of the Company and its other Subsidiaries, taken as a whole.

      "Offering" means the private placement offering of Securities by the Company pursuant to which this Indenture was executed.

      "Officers' Certificate" means a certificate signed by the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee.

      "Opinion of Counsel" means a written opinion of legal counsel, who may be counsel for the Company and who shall be reasonably acceptable to the Trustee.

      "Outstanding" means, when used with respect to Securities, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except

            (i) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

            (ii) Securities for whose payment or redemption U.S. Legal Tender in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent in trust for the Holders of such Securities; provided, however, that, if such Securities are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made; and

            (iii) Securities which have been paid pursuant to Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof reasonably satisfactory to it that such Securities are held by a bona fide purchaser in whose hands such Securities are valid obligations of the Company;

provided, however, that in determining whether the Holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Subsidiary or Affiliate of the Company or Jurick or his Affiliates or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Subsidiary or Affiliate of the Company or Jurick or his Affiliates or of such other obligor.

      "Paying Agent" means any Person (other than the Company or any of its Subsidiaries) authorized by the Company to pay the principal of and premium, if any, or interest on any Securities on behalf of the Company.

      "Payment Year" shall have the meaning specified in Section 1010.

      "Permit" means any certificate, license, authorization, registration, permit or other approval of a Governmental Authority.

      "Permitted Amount" shall have the meaning specified in Section 1010.

      "Permitted Holders" means (i) Jurick, Fidenas, Elision or GSE, but, in the case of Fidenas, Elision or GSE, only if such entity is controlled by Jurick and (ii) the heirs, executors, administrators testamentary, trustees, legatees or beneficiaries of Jurick. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities or by agreement or otherwise.

      "Permitted Indebtedness" means the (i) Securities, (ii) Senior Indebtedness, (iii) Indebtedness in existence at the date of the Indenture (other than Senior Indebtedness); (iv) Indebtedness secured by Permitted Liens; and (v) trade payables in the ordinary course of business.

      "Permitted Liens" means:

            (i)   Liens securing obligations under Senior Indebtedness.

            (ii) Liens (other than Liens described in (i) above) on any after-acquired asset or property to secure Indebtedness otherwise permitted hereunder not to exceed at the time any such Indebtedness is incurred and after giving pro forma effect to the Incurrence of such Indebtedness 80% of the fair market value of such asset or property; provided, however, that any Lien arising in connection with any such Indebtedness, (i) must be perfected within 30 days of the acquisition of such asset or property and (ii) shall be limited to the specific asset being financed, including additions and improvements to such asset;

            (iii) pledges or deposits under workmen's compensation laws, unemployment insurance laws or similar legislation, or good faith deposits in connection with bids, tenders, contracts (other than for the payment of Indebtedness) or leases to which the entity is the owner of the subject property or asset (the "Lienor") is a party, or deposits or Liens to secure public or statutory obligations of any Lienor, or deposits of cash or United States Government bonds to secure surety or appeal bonds to which the Lienor is a party, or deposits as security for contested taxes or import duties;

            (iv) Liens imposed by law, rule, regulation or treaty, such as carriers', warehousemen's, mechanics, and similar Liens, arising in the ordinary course of business and with respect to amounts not yet delinquent or being contested in good faith by appropriate proceedings, if a reserve or other appropriate provision if any, as shall be required in conformity with GAAP shall have been made therefor and in each case which were not Incurred in connection with Indebtedness of the Company;

            (v) except for and not including any Liens which may arise or be created by or existing as a result of the Litigation, Liens not exceeding $500,000 (in the aggregate, at any time) created by or existing as a result of any litigation or legal proceeding which is being contested in good faith by appropriate proceedings and with respect to which appropriate reserves in accordance with GAAP have been taken on the Lienor's books and records;

            (vi) except for and not including Liens which may arise or be created by or existing as a result of the Litigation, Liens not exceeding $500,000 (in the aggregate, at any time) arising out of judgments or awards against any Lienor with respect to which the Lienor shall then be prosecuting an appeal or other proceedings for review and with respect to which appropriate reserves in accordance with GAAP have been taken on the Lienor's books and records;

            (vii) Liens for taxes, tax assessments, and related fees and governmental charges not yet subject to penalties for nonpayment or which are being contested in good faith and by appropriate proceedings and with respect to which appropriate reserves in accordance with GAAP have been taken on the Lienor's books and records;

            (viii) survey exceptions, encumbrances, easements or reservations of, or rights of others for rights-of-way, sewers, electric lines, telegraph and telephone lines and other similar purposes, or zoning or other restrictions as to the use of real properties or Liens incidental to the conduct of the business of the Company or any of its Subsidiaries or to the ownership of the Company's or any such Subsidiary's properties which were not Incurred in connection with Indebtedness or other extensions of credit and which do not in the aggregate have a material adverse effect on the value of such properties or materially impair their use in the operation of the business of the Company or any of its Subsidiaries;

            (ix) Liens to secure any extension, renewal, restructuring or replacement (or successive extensions, restructurings, renewals or replacements) as a whole, or in part, of any Indebtedness or other obligation secured by any Lien referred to in the foregoing clauses (ii) through (ix), provided that (a) such extended, renewed, restructured or replacement Lien shall be limited to all or part of the same property that secured the Lien extended, renewed, restructured or replaced, (b) the principal amount of any Indebtedness secured by such Lien at any such time is not increased and (c) such Lien is of the same (or lower) priority in all respects; and

            (x) Liens existing on the date hereof, each of which if exceeding $5,000 is set forth in Schedule B hereto.

Notwithstanding anything to the contrary contained herein, Permitted Liens shall not include any Lien of any nature whatsoever on trademarks, service marks, copyrights, tradenames, or application for the foregoing, of any of the Company or its Subsidiaries, including, but not limited to the trademarks listed on Schedule C hereto; provided, however, this limitation shall not affect the Permitted Lien on inventory or the disposal license (as described in the Senior Credit Agreement) held by any holder of Senior Indebtedness.

      "Permitted Subsidiary Transactions" means, so long as no Default or Event of Default shall have occurred or be continuing, a transaction or series of transactions, not otherwise prohibited by the terms hereof, involving one or more Subsidiaries of the Company, but not the Company, having an aggregate transaction value of not more than $5,000,000 in any consecutive twelve (12) month period, or $7,500,000 in the aggregate while any Securities are outstanding, provided (i) such transaction(s) do not involve an Affiliate Transaction, (ii) after giving pro forma effect to the transaction(s), there will not exist a Default or an Event of Default,
(iii) such transaction(s) will not have a Material Adverse Effect and (iv) such transaction(s) do not involve any Indebtedness other than as permitted under Section 1005 herein. For purposes of the foregoing, transaction value shall mean the total market value on the day of closing of stock, securities, cash, assets and all other property (real or personal) or benefits exchanged or received, directly or indirectly in connection with any transaction, including without limitation any amounts paid to holders of warrants, stock purchase rights, straight or convertible securities options or stock appreciation rights, whether or not vested, and to holders of any other securities of any kind whatsoever, or pursuant to any employment agreement, royalty, consulting agreement, covenant not to compete, earnout or contingent payment right or similar arrangement, agreement or understanding, whether oral or written (all debt instruments or evidences thereof and all amounts payable pursuant to any employment agreements, royalty, consulting agreements, covenants not to compete, earn-out or contingent payment rights or other similar agreements, arrangements or understandings shall be valued at the aggregate amount payable thereunder, whether such payments are absolute or contingent, and irrespective of the period or uncertainty of payment, the rate of interest, if any, or the contingent nature thereof).

      "Permitted Transactions" means an issuance by the Company of Capital Stock or the issuance of rights, warrants or options entitling the holder thereof to subscribe for or purchase Common Stock, in a single or series of arm's-length acquisition transactions, at a maximum discount of 15% to the average Closing Price for 20 consecutive Trading Days immediately prior to such issuance, provided (i) such issuance is not otherwise prohibited by the terms hereof, (ii) no Default or Event of Default shall have occurred or be continuing, (iii) all such transaction(s) aggregate not more than ten percent (10%) of the Company's then outstanding voting stock while any Securities are Outstanding, (iv) such transaction(s) is in furtherance of a bona fide business purpose of the Company and is in exchange for valuable consideration, (v) such transaction(s) does not involve an Affiliate Transaction, (vi) after giving pro forma effect to the transaction(s), there will not exist a Default or an Event of Default, and (vii) such transaction(s) will not have a Material Adverse Effect.

      "Person" means any individual, organization, corporation, partnership, joint venture, trust, entity, unincorporated organization of government or any agency or political subdivision thereof.

      "Plan of Liquidation" with respect to a Person, means a plan (including by operation of law) that provides for, contemplates or the effectuation of which is preceded or accompanied by (whether or not substantially contemporaneously) (i) the sale, lease, conveyance or other disposition of all or substantially all of the assets of such Person otherwise than as an entirety or substantially as an entirety and (ii) the distribution of all or substantially all of the proceeds of such sale, lease, conveyance or other disposition and all or substantially all of the remaining assets of such Person to holders of Capital Stock of such Person.

      "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

      "Rate Increase Triggering Date" shall have the meaning specified in
Section 1022.

      "Redemption Date" means, when used with respect to any Security to be redeemed, the date fixed for such redemption by or pursuant to this Indenture.

      "Redemption Price" means, when used with respect to any Security to be redeemed, the price at which it is to be redeemed by or pursuant to this Indenture.

      "Registrable Securities" means (i) the Securities and (ii) the securities issuable to the Holders upon the conversion of the Securities pursuant to the provisions of Article 12 hereof.

      "Registration Period" shall have the meaning specified in Section 1023 hereof.

      "Registration Rights Agreement" means that certain Registration Rights Agreement, dated as of August 17, 1995, between the Company and the Holders who purchased Securities in the Offering.

      "Registration Statement" means a "shelf" registration statement of the Company pursuant to the provisions of Section 2 of the Registration Rights Agreement which covers some or all of the Registrable Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

      "Regular Record Date" means, for the interest payable on any Interest Payment Date, the March 1, June 1, September 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date.

      "Requirement" means any law, ordinance, order, rule or regulation of a Governmental Authority, or any other lawful requirement of a Governmental Authority pertaining to the Company and its Subsidiaries.

      "Responsible Officer" means, when used with respect to the Trustee, the chairman or any vice-chairman of the board of directors, the chairman or any vice-chairman of the executive committee of the board of directors, the chairman of the trust committee, the president, any vice president, the secretary, any assistant secretary, the treasurer, any assistant treasurer, the cashier, any assistant cashier, any trust officer or assistant trust officer, the controller or any assistant controller or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

      "Securities" has the meaning specified in the first recital of this Indenture and more particularly means any Securities authenticated and delivered under this Indenture.

      "Securities Act" means the Securities Act of 1933, as amended, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the relevant time. References to a particular section of the Securities Act shall be deemed to include a reference to a comparable section, if any, of any such similar Federal statute.

      "Security Register or "Security Registrar" shall have the respective meanings specified in Section 305.

      "Senior Credit Agreement" means (1) that certain Loan and Security Agreement by and between Congress Financial Corporation, as lender, and the Company and certain of its Subsidiaries, as borrowers, dated March 31, 1994, as amended by Amendment No. 1 to Financing Agreements dated August
, 1995, and as amended, modified or supplemented from time to time (the "Existing Senior Credit Agreement"), (2) any agreement evidencing Indebtedness of the Company all or a portion of the proceeds of which are used to fully refinance any Senior Indebtedness incurred pursuant to the Existing Senior Credit Agreement, as modified, amended, supplemented or replaced from time to time, and (3) any agreement which, following the termination and satisfaction in full of the agreement referred to in clauses (1) or (2) above, or in this clause (3) creates Indebtedness which states that it is "Senior Indebtedness" by reference to this Indenture (the agreement referred to in clauses (1), (2) and (3) above, being the "Combined Senior Credit Agreements"), provided, however, that at any time, including, without limitation, following the scheduled maturity date under the Existing Senior Credit Agreement, the principal or face amount of Indebtedness (including any contingent Indebtedness with respect to any letter of credit or similar instrument) permitted to be incurred under the Combined Senior Credit Agreements may not exceed at any time $75,000,000.

      "Senior Indebtedness" means (i) the principal of all Indebtedness, now existing or hereafter created, of the Borrower under or evidenced by the Senior Credit Agreement; (ii) all interest with respect to principal described in the foregoing clause (i) and obligations described in clause
(iii) of this definition (including, without limitation, any interest accruing subsequent to the commencement of any proceeding against or with respect to the Company under Title 11, U.S. Code or any other proceedings in insolvency, bankruptcy, receivership, reorganization, dissolution, assignment for the benefit of creditors or other similar case or proceeding whether or not such interest constitutes an allowed claim in any such proceeding); and (iii)Eall other Obligations (as defined in the Senior Credit Agreement) at any time due and payable, now existing or hereafter arising under the Senior Credit Agreement other than amounts referred to in clause (i) of this definition, including, without limitation, premiums, commitment, agency and other fees, expenses (including reasonable and documented attorney's fees and disbursements payable thereunder or in connection therewith) and indemnities at any time due and payable thereunder; provided, however, Senior Indebtedness shall not include (i) Indebtedness of the Company to a Subsidiary or an Affiliate of the Company (including, but not limited to Jurick and his Affiliates), and (ii) Indebtedness (including, without limitation, amounts owed for compensation) to, or guaranteed on behalf of, any individual shareholder, director, officer, employee or consultant of the Company (including, but not limited to, Jurick and his Affiliates), or any of the Company's Subsidiaries.

      "Series A Preferred Stock" means those 10,000 currently outstanding shares of Series A Preferred Stock, $.01 par value per share, of the Company, having the terms set forth in the Certificate of Designations as filed with the Secretary of State of Delaware on March 29, 1994 (the "Certificate of Designations").

      "Special Record Date" for the payment of any Defaulted Interest means a date fixed by the Trustee pursuant to Section 307.

      "Standstill Period" shall have the meaning specified in Section 1404.

      "Stated Maturity" means, when used with respect to any Security or any installment of interest thereon, the date specified in such Security as the fixed date on which the principal of such Security or such installment of interest is due and payable.

      "Subordinated Indebtedness" means any and all Indebtedness of the Company created, incurred, assumed, or guaranteed by the Company at or after the date of execution of this Indenture (whether or not subordinated to any other Indebtedness of the Company and whether or not the terms of the instrument (or any supplemental instrument) creating or evidencing such Indebtedness or pursuant to which such Indebtedness is outstanding provides that such Indebtedness, or any renewal, extension or refunding thereof, is expressly subordinate and junior in right of payment to the Securities) and shall not include Senior Indebtedness.

      "Subsidiary" means, with respect to any Person, including the Company
(i) a corporation a majority of whose stock with voting power, under ordinary circumstances, to elect directors is at the time directly or indirectly owned by such Person, by one or more Subsidiaries of such Person or by such Person and one or more Subsidiaries thereof or (ii) any other Person (other than a corporation) in which such Person, one or more Subsidiaries of such Person or one or more Subsidiaries thereof directly or indirectly at the date of determination has at least majority ownership interest and the power to direct the policies, management and affairs thereof.

      "Trading Day" means each Monday, Tuesday, Wednesday, Thursday and Friday, other than any day on which securities are not traded on the applicable securities exchange or in the applicable securities market.

      "Transfer" shall have the meaning specified in Section 1204.

      "Transfer Agent" means American Stock Transfer and Trust Company, the transfer agent for the Common Stock.

      "Trustee" means the Person named as the "Trustee" in the first paragraph of this instrument until a successor Trustee shall have become such pursuant to the applicable provisions of this Indenture and thereafter "Trustee" shall mean such successor Trustee.

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in force at the date as of which this instrument was executed; provided, however, that in the event the Trust Indenture Act is amended after such date, "Trust Indenture Act" means, to the extent required by any such amendment, the Trust Indenture Act of 1939, as so amended.

      "U.S. Legal Tender" means such coin or currency of the United States of America as at the time of payment is legal tender for the payment of public and private debts.

      "Vice President" means, when used with respect to the Company or the Trustee, any vice president, whether or not designated by a number or a word or words added before or after the title "vice president."

      "Wholly Owned Subsidiary" of any Person means any Subsidiary of such Person to the extent the entire voting share capital of, or other Capital Stock in, such Subsidiary are owned by such Person (either directly or indirectly through Wholly Owned Subsidiaries), or by nominees holding shares for the benefit of such Person and such Person controls the voting share capital thereof.

SECTION 102.      Compliance Certificates and Opinions.

      Upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall furnish to the Trustee an Officers' Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

      Every certificate or Opinion of Counsel with respect to compliance with a condition or covenant provided for in this Indenture shall include:

            (1) a statement that each individual signing such certificate or opinion has read such covenant or condition and the definitions herein relating thereto;

            (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

            (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (4) a statement as to whether, in the opinion of each such individual, such condition or covenant has been complied with.

SECTION 103.      Form of Documents Delivered to Trustee.

      In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

      Any certificate or opinion of an officer of the Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company, stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

      Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

SECTION 104.      Acts of Holders.

      (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 601) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

      (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgements of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

      (c)   The ownership of Securities shall be proved by the Security
Register.

      (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

SECTION 105.      Notices, Etc., to Trustee and Company.

      Any request, demand, authorization, direction, notice, consent, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with,

            (1) the Trustee by any Holder or by the Company shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office, Attention: Corporate Trust Department; or

            (2) the Company by the Trustee or by any Holder shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to the Company, addressed to it at the address of its principal office specified in the first paragraph of this instrument (to the attention of the President) or at any other address previously furnished in writing to the Trustee by the Company.

SECTION 106.      Notice to Holders; Waiver.

      Where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at his address as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

SECTION 107.      Communication by Holders with Other Holders.

      Holders may communicate pursuant to Section 312(b) of the Trust Indenture Act with other Holders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Security Registrar and anyone else shall have the protection of Section 312(c) of the Trust Indenture Act.

SECTION 108.      Rules by Trustee and Agents.

      The Trustee may make reasonable rules for action by or at a meeting of Holders. The Security Registrar or Paying Agent may make reasonable rules and set reasonable requirements for its functions.

SECTION 109.      Trust Indenture Act.

      (a) If any provision hereof limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by any of the provisions of the Trust Indenture Act, such required or deemed provisions shall control.

      (b) Whenever this Indenture refers to a provision of the Trust Indenture Act, such provision is incorporated herein by reference and made a part of this Indenture.

SECTION 110.      Effect of Headings and Table of Contents.

      The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

SECTION 111.      Successors and Assigns.

      All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

SECTION 112.      Separability Clause.

      In case any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 113.      Benefits of Indenture; No Liability of Others.

      (a) Nothing in this Indenture or in the Securities, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Holders of Securities, any benefit or any legal or equitable right, remedy or claim under this Indenture.

      (b) Notwithstanding anything to the contrary contained herein, no Holder and no director, officer, employee, agent, manager, partner or other interest holder of the Company shall have any liability for any obligation of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of any such obligation. Each Holder, by accepting a Security, waives and releases all such liability. Such waiver and release shall be part of the consideration for the issuance of the Securities. Notwithstanding the foregoing, nothing in this provision shall be construed as a waiver or release of any claims under the Federal securities laws.

SECTION 114.      Governing Law.

      This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York applicable to agreements made and to be performed entirely within such State.

SECTION 115.      Legal Holidays.

      In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security or the last date on which a Holder has the right to convert his Securities shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Securities) payment of interest or principal (and premium, if any) or conversion of the Securities need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on such Interest Payment Date or Redemption Date, or at such Stated Maturity, or on such last day for conversion, provided, however, that no interest shall accrue for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be.

                                 ARTICLE TWO

                             FORM OF SECURITIES

SECTION 201.      Form Generally.

      The Securities and the Trustee's certificate of authentication shall be in substantially the forms set forth in this Article, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution thereof.

      The definitive Securities shall be printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by the rules of any securities exchange on which the Securities may be listed, all as determined by the officers executing such Securities as evidenced by their execution thereof.

SECTION 202.      Form of Face of Security.

      THE OFFER AND SALE OF THIS DEBENTURE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER ANY STATE SECURITIES OR BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR ASSIGNED EXCEPT PURSUANT TO BOTH (1) EITHER (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT, (B) RULE 144A UNDER SUCH ACT, (C)ERULE 144 UNDER SUCH ACT OR (D) ANY OTHER APPLICABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND (2) EITHER (X) COMPLIANCE WITH ANY APPLICABLE REGISTRATION OR QUALIFICATION REQUIREMENTS OR ANY STATE SECURITIES OR BLUE SKY LAWS OR (Y) AN EXEMPTION FROM ANY SUCH APPLICABLE REGISTRATION OR QUALIFICATION REQUIREMENTS, PROVIDED THAT IN THE CASE OF (1)
      (C) OR (D) OR (2)(Y) THE HOLDER OF THIS DEBENTURE SHALL HAVE FURNISHED TO EMERSON RADIO CORP. AND THE TRUSTEE AN OPINION OF COUNSEL, REASONABLY SATISFACTORY IN FORM AND SUBSTANCE TO EMERSON RADIO CORP. AND THE TRUSTEE, THAT SUCH EXEMPTION IS AVAILABLE WITH RESPECT TO SUCH TRANSACTION.

                       EMERSON RADIO CORP.

                    No._____________  $____________________

      Emerson Radio Corp., a Delaware corporation (herein called the "Company", which term includes any successor corporation under the indenture hereinafter referred to), for value received, hereby promises to pay to ___________________, or registered assigns, the principal sum of _______________________ Dollars on August 15, 2002, and to pay interest thereon from _______________________ [the date each Debenture is first purchased by the initial Holder thereof from the Company] or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 15, June 15, September 15 and December 15 in each year, commencing September 15, 1995, at the rate of 8-1/2% per annum, plus any rate increase that may be required under Section 1022 of the Indenture, per $1,000 aggregate principal amount of Securities, until the principal hereof is paid or made available for payment. The Company shall pay interest on overdue principal and premium, if any, from time to time on demand at the rate of two percent (2%) per annum in excess of the interest rate then in effect with respect to the principal hereof and shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be on March 1, June 1, September 1 or December 1 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in such Indenture. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in the City of New York, New York and at any other office or agency maintained by the Company for such purpose, in such U.S. Legal Tender; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

      Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

      Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

      IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

Dated:      __________________________

                                    EMERSON RADIO CORP.


                                    By:

Attest:



SECTION 203.      Form of Reverse of Security.

                       EMERSON RADIO CORP.
      8-1/2% SENIOR SUBORDINATED CONVERTIBLE DEBENTURES DUE 2002


      This Security is one of a duly authorized issue of Securities of the Company designated as its 8-1/2% Senior Subordinated Convertible Debentures Due 2002 (herein called the "Securities"), limited in aggregate principal amount to $35,000,000, issued and to be issued under an Indenture, dated as of August 17, 1995 (herein called the "Indenture"), between the Company and Bank One, Columbus, NA, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a ective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered.

      The Securities are subordinated in right and priority of payment with any present or future Senior Indebtedness of the Company and are senior to all other Indebtedness of the Company (whether or not such Indebtedness is expressly subordinated to the Securities).

      Subject to and upon compliance with the provisions of the Indenture, the Holder of this Security is entitled, at his irrevocable option, at any time and from time to time, on or before the close of business on August 15, 2002, or in case this Security or a portion hereof is called for redemption, through optional redemption by the Company or otherwise, then in respect of this Security or such portion hereof until and including, but (unless the Company defaults in making the payment due upon redemption) not after, the close of business on the fifth (5th) Business Day preceding the Redemption Date, to convert this Security (or any portion of the principal amount hereof which is $1,000 or an integral multiple thereof), at the principal amount hereof, or of such portion, into fully paid and non-assessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at a conversion price equal to $3.9875 aggregate principal amount of Securities (the "Conversion Price") for each share of Common Stock (or at the current adjusted Conversion Price if an adjustment has been made as provided in the Indenture) by surrender of this Security, duly endorsed or assigned to the Company or in blank, to the Company at its office or agency in the City of New York, New York or at any other office or agency maintained by the Company for such purpose, accompanied by written notice to the Company that the Holder hereof elects to convert this Security, or if less than the entire principal amount hereof is to be converted, the portion hereof to be converted, and, in case such surrender shall be made during the period from the close of business on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date (unless this Security or the portion thereof being converted matures prior to such Interest Payment Date or has been called for redemption on a Redemption Date within such period), also accompanied by payment in New York Clearing House or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of this Security then being converted. Subject to the aforesaid requirement for payment and, in the case of a conversion after the Regular Record Date next preceding any Interest Payment Date and on or before such Interest Payment Date, to the right of the Holder of this Security (or any Predecessor Security) of record at such Regular Record Date to receive an installment of interest (with certain exceptions provided in the Indenture), no payment or adjustment is to be made on conversion for interest accrued hereon or for dividends on the Common Stock issued on conversion. No fractions of shares or scrip representing fractions of shares will be issued on conversion, but instead of any fractional interest the Company shall pay a cash adjustment as provided in the Indenture. The conversion price is subject to adjustment as provided in the Indenture. In addition, the Indenture provides that in case of certain consolidations or mergers to which the Company is a party or the transfer of substantially all of the assets of the Company, the Indenture shall be amended, without the consent of any Holders of Securities, so that this Security if then outstanding, will be convertible thereafter, during the period this Security shall be convertible as specified above, only into the kind and amount of securities, cash and other property receivable upon the consolidation, merger or transfer by a holder of the number of shares of Common Stock into which this Security might have been converted immediately prior to such consolidation, merger or transfer (assuming such holder of Common Stock failed to exercise any rights of election and received per share the kind and amount received per share by a plurality of non-electing shares).

      The Securities are not redeemable prior to August 15, 1998. The Securities are redeemable, as a whole or from time to time in part, at the Company's option, in U.S. Legal Tender, at any time after August 15, 1998 at the following Redemption Prices (expressed as percentages of the principal amount), together in the case of any such redemption, with accrued but unpaid interest to the Redemption Date (subject to the right of Holders of record on the relevant record date to receive interest due on the Interest Payment Date that is on or prior to the Redemption Date):

            If redeemed during the twelve month period beginning August 15:

                        Year                        Redemption Price

                        1998                              104%
                        1999                              103%
                        2000                              102%
                        2001 and thereafter               101%

and at maturity at 100% of principal, together in the case of any such redemption with accrued interest to the Redemption Date.

     The indebtedness evidenced by this Security is, to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Security is issued subject to the provisions of the Indenture with respect thereto. Each Holder of this Security, by accepting the same, (a) agrees to and shall be bound by such provisions, (b) authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination so provided and (c) appoints the Trustee his attorney-in-fact for any and all such purposes.

     If an Event of Default shall occur and be continuing, the principal of all the Securities may be declared due and payable in the manner and with the effect provided in the Indenture.

     The Indenture permits, with certain exceptions as therein provided, the amendment of the Indenture and the modification of the rights and obligations thereunder of the Company and the rights of the Holders of the Securities under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in aggregate principal amount of the Securities at the time Outstanding. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Securities at the time Outstanding, on behalf of the Holders of all the Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefore or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

     As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to this Security, the Indenture, or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of the continuance of an Event of Default with respect to the Securities, the Holders of not less than 25% in aggregate principal amount of the Securities at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default as Trustee and offered the Trustee indemnity reasonably satisfactory to the Trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to certain suits described in the Indenture, including any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein (or, in the case of redemption, on or after the Redemption Date) or such Holder's right to convert this Security in accordance with the provisions of the Indenture.

     No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed or to convert this Security as provided in the Indenture.

     The Company has covenanted and agreed to be bound by certain restrictive covenants, as more fully described in the Indenture.

     Each Holder of this Security, by accepting the same, agrees to and shall be bound by all terms and provisions of the Indenture, as the same may be amended or otherwise supplemented or modified from time to time.

     No Holder of any Security and no director, officer, employee, agent, manager, partner or other interest holder of the Company shall have any liability for any obligation of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations. Each Holder, by accepting a Security, waives and releases all such liability. Such waiver and release shall be part of the consideration for the issuance of the Securities. Notwithstanding the foregoing, nothing in this provision shall be construed as a waiver or release of any claims under the Federal securities laws.

     As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registerable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in the City of New York, New York or at any other office or agency maintained by the Company for such purpose, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

     The Securities are issuable only in registered form without coupons in denominations of $1,000 and any integral multiple thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities are exchangeable for a like aggregate principal amount of Securities of a different authorized denomination, as requested by the Holder surrendering the same.

     No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company nor the Trustee nor any agent shall be affected by notice to the contrary.

     The terms of the Securities include those stated in the Indenture. All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture. The terms of the Securities are subject to all such terms, and Holders are referred to the Indenture for a statement of those terms.

SECTION 204.     Form of Trustee's Certificate of Authentication.

     This is one of the Securities referred to in the within mentioned
Indenture.

                                   BANK ONE, COLUMBUS, NA,

                                    as Trustee


                                   BY:
                                         Authorized Officer

SECTION 205.     Form of Election to Convert.

To Emerson Radio Corp.

     The undersigned owner of this Security hereby irrevocably exercises the option to convert this Security, or the portion below designated, into shares of Common Stock in accordance with the terms of the Indenture referred to in this Security, and directs that the shares issuable and deliverable upon conversion, together with any check in payment for fractional shares, be issued in the name of and delivered to the undersigned registered Holder hereof, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a Person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto. Any amount required to be paid by the undersigned on account of interest accompanies this Security.

Dated:

Portion of Security to
be converted ($1,000
or an integral multiple
thereof):
     $_________________

                                   Signature (for conversion only)

                                   If shares of Common Stock are to be
                                   issued and registered otherwise than to
                                   the registered Holder named above,
                                   please print or typewrite name and
                                   address, including zip code, and social
                                   security or other taxpayer
                                   identification number.




                            ARTICLE THREE

                            THE SECURITIES

SECTION 301.     Title and Terms; Subordination to Senior Indebtedness.

     The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is limited to $35,000,000 of Securities except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities pursuant to Section 304, 305, 306, 906, 1109, 1202 or 1305.

     The Securities shall be known and designated as the "8-1/2% Senior Subordinated Convertible Debentures Due 2002" of the Company. The Securities are subordinated in right and priority of payment with respect to any present or future Senior Indebtedness of the Company and are senior to all other Indebtedness of the Company. The Stated Maturity of the Securities shall be August 15, 2002, and, subject to Section 1022, they shall bear interest at the rate of 8-1/2% per annum per $1,000 aggregate principal amount of Securities, from the date each Debenture is first purchased from the initial Holder thereof from the Company or from the most recent Interest Payment Date to which interest has been paid or duly provided for, as the case may be, payable quarterly on March 15, June 15, September 15 and December 15 in each year, commencing SeptemberE15, 1995, until the principal thereof is paid or made available for payment. The Company shall pay interest on overdue principal and premium, if any, from time to time at the rate of two percent (2%) per annum in excess of the interest rate then in effect with respect to the principal thereof and shall pay interest on overdue installments of interest (without regard to any applicable grace periods) from time to time on demand at the same rate to the extent lawful.

     The principal of (and premium, if any) and interest on the Securities shall be payable at the office or agency of the Company in the City of New York, New York maintained for such purpose and at any other office or agency maintained by the Company for such purpose; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.

     If an Event of Default occurs, the Trustee, on behalf of the Holders, in addition to any rights or remedies available to it hereunder may take such actions as it deems advisable to protect and enforce its rights hereunder.

SECTION 302.     Denominations.

     The Securities shall be issuable only in registered form without coupons and only in denominations of $1,000 and any integral multiple thereof.

SECTION 303.     Execution, Authentication, Delivery and Dating.

     The Securities shall be executed on behalf of the Company, by its Chairman of the Board or President or one of its Senior Vice Presidents, under its corporate seal reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any of these officers on the Securities may be manual or facsimile.

     Securities bearing the manual or facsimile signatures of individuals who were at any time the proper officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

     At any time and from time to time after the execution and delivery of this Indenture, the Company may deliver Securities executed by the Company to the Trustee for authentication, together with a Company Order for the authentication and delivery of such Securities and the Trustee in accordance with such Company Order shall authenticate and deliver such Securities as in this Indenture provided and not otherwise.

     Each Security shall be dated the date of its authentication.

     No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and delivered hereunder.

SECTION 304.     Temporary Securities.

     Pending the preparation of definitive Securities, the Company may execute, and upon Company Order the Trustee shall authenticate and deliver, temporary securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities.

     If temporary Securities are issued, the Company will cause definitive Securities to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities shall be exchangeable, subject to the requirements of Section 305, for definitive Securities upon surrender of the temporary Securities at any office or agency of the Company designated pursuant to Section 1002, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities, the Company shall execute and the Trustee shall authenticate and deliver, in exchange therefor, a like principal amount of definitive Securities of authorized denominations. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.
SECTION 305.     Registration, Registration of Transfer and Exchange.

     The Company shall cause to be kept at the Corporate Trust Office a register (the register maintained in such office and in any other office or agency designated pursuant to Section 1002 being herein sometimes collectively referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Bank One, Columbus, NA is hereby initially appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided.

     Upon surrender for registration of transfer of any Security at an office or agency of the Company designated pursuant to Section 1002 for such purpose, the Company shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Securities of any authorized denominations and of a like aggregate principal amount.

     At the option of the Holder, Securities may be exchanged for other Securities of any authorized denominations and of a like aggregate principal amount, upon surrender of the Securities to be exchanged at such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the Holder making the exchange is entitled to receive.

     All Securities issued upon any registration of transfer or exchange of Securities shall be the valid obligations, respectively, of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

     Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Security Registrar) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed, by the Holder thereof or his attorney duly authorized in writing.

     No service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 906, 1109, 1202 or 1305 not involving any transfer.

     The Company shall not be required (i) to issue, register the transfer of or exchange any Security during a period beginning at the opening of business 15 days before the day of the mailing of a notice of redemption of Securities selected for redemption under Section 1104 and ending at the close of business on the day of such mailing, or (ii) to register the transfer of or exchange any Security so selected for redemption in whole or in part, except the unredeemed portion of any Securities being redeemed in part.

SECTION 306.     Mutilated, Destroyed, Lost and Stolen Securities.

     If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Security and (ii) such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute and the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Security, a new Security of like tenor and principal amount and bearing a number not contemporaneously outstanding.

     In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

     Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Security issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

SECTION 307.     Payment of Interest; Interest Rights Preserved.

     Interest on any Securities which is payable, and is punctually paid or duly provided for, including any interest payable pursuant to the provisions of Section 1022 hereof, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

     Any interest on any Security which is payable, but is not punctually paid or duly provided for, including any interest payable pursuant to the provisions of Section 1022 hereof, on any Interest Payment Date plus, to the extent lawful, interest payable on such defaulted interest at the applicable rates set forth in the Securities (herein collectively called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Regular Record Date notwithstanding the fact that such Holder was a Holder on such Regular Record Date, and such Defaulted Interest may be paid by the Company, at its election, as provided in Clause (1) or (2) below:

          (1) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on a Special Record Date for the payment of such Defaulted Interest, which shall be fixed in the following manner: The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security and the date of this proposed payment, and at the same time the Company shall deposit with the Trustee an amount of U.S. Legal Tender equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such U.S. Legal Tender when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder at his address as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

          (2) The Company may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

     Subject to the foregoing provisions of this Section and the provisions of Section 1022 hereof, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

     In the case of any Security which is converted after any Regular Record Date and on or prior to the next succeeding Interest Payment Date (other than any Security whose Maturity is prior to such Interest Payment
Date) such Security shall be payable on such Interest Payment Date notwithstanding such conversion, and such interest (whether or not punctually paid or duly provided for) shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on such Regular Record Date. Except as otherwise expressly provided in the immediately preceding sentence, in the case of any Security which is converted, interest whose Stated Maturity is after the date of conversion of such Security shall not be payable.

SECTION 308.     Persons Deemed Owners.

     Prior to due presentment of a Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name such Security is registered as the owner of such Security for the purpose of receiving payment of principal of (and premium, if any), and (subject to Section 307) interest on such Security and for all other purposes whatsoever, whether or not such Security shall be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

SECTION 309.     Cancellation.

     All Securities surrendered for payment, redemption, registration of transfer or exchange or conversion shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly provided by this Indenture. All cancelled Securities held by the Trustee shall be destroyed and a certificate of destruction delivered to the Company, unless by Company Order the Company directs that cancelled certificates be returned to it.

SECTION 310.     Computation of Interest.

     Interest on the Securities shall be computed on the basis of a 360-day year of twelve 30-day months.

                            ARTICLE FOUR

                       SATISFACTION AND DISCHARGE


SECTION 401.     Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect (except as to any surviving rights of conversion, registration of transfer or exchange of Securities herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when:

           (1)   either

          (A) all Securities theretofore authenticated and delivered (other than (i) Securities which have been mutilated, destroyed, lost or stolen and which have been replaced or paid as provided in Section 306 and (ii) Securities for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 1106) have been delivered to the Trustee for cancellation; or

          (B) all such Securities not theretofore delivered to the Trustee for cancellation

                (i)    have become due and payable, or

                (ii) will become due and payable at their Stated Maturity within one year, or

                (iii) are to be called for redemption within one year under arrangements reasonably satisfactory to the Trustee for the giving of notice of redemption by the Trustee in the name, and at the expense, of the Company and the Company, in the case of (i), (ii) or (iii) above, has deposited or caused to be deposited with the Trustee in trust for such purpose an amount of U.S. Legal Tender sufficient to pay and discharge the entire indebtedness on such Securities not theretofore delivered to the Trustee for cancellation, for principal (and premium, if any) and interest to the date of such deposit (in the case of Securities which have become due and payable) or to the Stated Maturity or Redemption Date, as the case may be;

          (2) the Company has paid or caused to be paid all other sums payable hereunder by the Company; and

          (3) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with. Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company to the Trustee under Section 607, the obligations of the Trustee to any Authenticating Agent under Section 613 and, if money or other security shall have been deposited with the Trustee pursuant to subclause (B) of clause (1) of this Section, the obligations of the Trustee under Section 402 and the last paragraph of Section 1003 shall survive.

SECTION 402.     Application of Trust Money.

     Subject to the provisions of the last paragraph of Section 1003, all money deposited with the Trustee pursuant to Section 401 shall be held in trust and applied by it, in accordance with the provisions of the Securities and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Persons entitled thereto, of the principal (and premium, if any) and interest for whose payment such money has been deposited with the Trustee. All U.S. Legal Tender deposited with the Trustee pursuant to Section 401 (and held by it or any Paying Agent) for the payment of Securities subsequently converted shall be returned to the Company upon Company Request.

SECTION 403.     Reinstatement.

     If the Trustee or any Paying Agent is unable to apply any U.S. Legal Tender in accordance with Section 402 by reason of any order or judgment of any court or Governmental Authority enjoining, restraining or otherwise prohibiting such application, then the Company's obligations under this Indenture and the Securities shall be revived and reinstated as though no deposit had occurred pursuant to Section 401 until such time as the Trustee or Paying Agent is permitted to apply all such money in accordance with
Section 402; provided, however, that if the Company makes any payment of interest on or principal of any Security following the reinstatement of its obligations, the Company shall be subrogated to the rights of the Holders of such Securities to receive such payment from the U.S. Legal Tender held by the Trustee or Paying Agent.

                              ARTICLE FIVE

                                REMEDIES

SECTION 501.     Events of Default.

     The term "Event of Default", wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative body or Governmental Authority):

          (1) default for a period of 30 days in the payment of any interest on any Security when it becomes due and payable, whether or not such payments are prohibited by the subordination provisions of this Indenture; or

          (2) default in the payment of the principal of (or premium, if any, on) any Security at its Maturity, whether or not such payments are prohibited by the subordination provisions of this Indenture; or

          (3) default in the payment of the Repurchase Price or Redemption Price on any Securities, whether or not such payments are prohibited by the subordination provisions of this Indenture; or

          (4) default in the performance, or breach, of any covenant or warranty of the Company in the Securities or this Indenture (other than a covenant or warranty a default in whose performance or whose breach is elsewhere in this Section specifically dealt with), and continuance of such default or breach for a period of 60 days after the Trustee has given to the Company and the holders of the Senior Indebtedness (at the address provided the Trustee by such holders), or the Holders of at least 25% in principal amount of the Outstanding Securities have given the Company, the holders of the Senior Indebtedness (at the address provided the Trustee by such holders) and the Trustee, a notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder; or

          (5) default on any Indebtedness of the Company or any Subsidiary of the Company in excess of $1,000,000 which results in such Indebtedness being declared due and payable after the expiration of any applicable grace period or becoming due and payable; or

          (6) an "Event of Default" as defined in the Senior Credit Agreement resulting in such Senior Indebtedness being declared due and payable after the expiration of any applicable grace period or becoming due and payable; or

          (7) the entry of one or more judgments (not paid or fully covered by insurance) against the Company or any of its Subsidiaries in an aggregate amount in excess of $1,000,000 (after deduction for applicable insurance coverage based upon the receipt by the Company or such Subsidiary of a favorable letter from its insurance company accepting insurance coverage with respect to such amount, without reservation of rights), which judgments are not vacated, discharge or stayed or bonded pending appeal within 30 days from the entry thereof; or

          (8) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company or any of its Subsidiaries in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, moratorium, liquidation, reorganization or other similar law, or (B) a decree or order adjudging the Company or any of its Subsidiaries a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company or any of its Subsidiaries or under any applicable Federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or any of its Subsidiaries or of any substantial part of their respective property, or ordering the winding up or liquidation of their respective affairs, and the continuance in the case of (A) or (B) of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days; except, an Event of Default shall not be deemed to have occurred upon the occurrence of an event described in clause (A) or (B) above which (i) relates only to a Non-material Subsidiary,
     (ii) only for so long as such event does not have a Material Adverse Effect, and (iii) involves Indebtedness of not more than $25,000; or

          (9) the commencement or intentional acquiescence by the Company or any of its Subsidiaries of a voluntary case or proceeding under any applicable Federal or State, bankruptcy, insolvency, moratorium, liquidation, reorganization or other similar law or any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by any of them to the entry of a decree or order for relief in respect of the Company or any of its Subsidiaries or in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, moratorium, liquidation, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against the Company or any of its Subsidiaries, or the filing by the Company or any of its Subsidiaries of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by the Company or any of its Subsidiaries to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of the property of the Company or any of its Subsidiaries, or the making by the Company or any such Subsidiary of an assignment for the benefit of creditors, or the failure generally of the Company or any such Subsidiary to pay its debts as they become due, or the admission by the Company or any such Subsidiary of its respective inability to pay its respective debts generally as they become due, or the taking of corporate action by the Company or any such Subsidiary in furtherance of or to facilitate, conditionally or otherwise, any such action; except, an Event of Default shall not be deemed to have occurred upon the voluntary dissolution or liquidation of a Non-material Subsidiary where such voluntary dissolution or liquidation will not have a Material Adverse Effect; or

          (10) failure by the Company to have in place for any consecutive seven (7) day period an effective and enforceable Senior Credit Agreement.

SECTION 502.  Acceleration of Maturity; Rescission and Annulment; Other
              Remedies.

     If an Event of Default other than those specified in Sections 501(7),
(8) and (9) occurs and is continuing, then and in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities may declare the principal of, and all accrued and unpaid interest on, all the Securities to be due and payable immediately, by a notice to the Company (and to the Trustee if given by such Holders), and upon any such declaration such principal and interest shall become immediately due and payable. If an Event of Default specified under
Section 501(7) or (8) or (9) occurs and is continuing, the Securities shall be accelerated automatically and the amounts specified in the first sentence of this Section 502 shall automatically be immediately due and payable.

     At any time after such declaration of acceleration or automatic acceleration has been made or occurred and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article Five provided, the Holders of 66-2/3% in aggregate principal amount of the Outstanding Securities by written notice to the Company and the Trustee, may rescind and annul such declaration or acceleration and its consequences if:

          (1) the Company has paid or deposited with the Trustee immediately available funds at least equal to the sum of:

                (A)    all overdue interest on all Securities,

                (B) the principal of (and premium, if any, on) any Securities which have become due otherwise than by such declaration or acceleration and interest thereon at the applicable rate set forth in the Securities,

                (C) to the extent that payment of such interest is lawful, interest upon overdue interest and any other overdue amounts at the applicable rate set forth in the Securities, and

                (D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel or any other amounts due and payable in respect to this Indenture or the Securities; and

          (2) all Events of Default, other than the non-payment of the principal of Securities which have become due solely by such declaration or acceleration, have been cured or waived as provided in
     Section 513.

No such rescission shall affect any subsequent default, breach, Default or Event of Default or impair any right consequent thereon.

     In addition to, and not in limitation of, the foregoing remedy, if an Event of Default occurs and is continuing, the Trustee may exercise any available remedy (under this Indenture, applicable law or otherwise) to collect the payment of principal of (and premium, if any) or interest on the Securities, or any other amounts due and payable in respect to this Indenture or the Securities or to enforce the performance of any provision of the Securities or this Indenture.

SECTION 503.     Collection of Indebtedness and Suits for Enforcement by
                 Trustee.

     The Company covenants that if an Event of Default specified in Section 501(1) or (2) occurs and is continuing, the Company will, upon demand of the Trustee, pay to or make deposit with the Trustee, for the benefit of the Holders, (a) in the case of an Event of Default specified in Section 501(1) or (2), the whole amount then due and payable on the Securities for principal (and premium, if any) and interest; (b) in the case of any Event of Default specified in Section 501(1) or (2), to the extent that payment of such interest shall be legally enforceable, interest on such deposit or payment (and premium, if any) to the extent such deposit or payment (and premium, if any) is overdue and on any overdue interest, at the applicable rate set forth in the Securities; and (c) such further amount as shall be sufficient to cover the actual costs and reasonable expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Company fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, in addition to any other rights it may have upon default hereunder, applicable law or otherwise, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon the Securities and collect the monies adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon the Securities.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders by such appropriate judicial proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted by this Indenture or by law, or to enforce any other proper remedy.

SECTION 504.     Trustee May File Proofs of Claim.

     In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relative to the Company upon the Securities or the property of the Company or its creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such proceeding or otherwise,

          (i) to file and prove a claim for the whole amount of principal (and premium, if any) and interest owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

          (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 607.

     Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

SECTION 505.     Trustee May Enforce Claims Without Possession of
                 Securities.

     All rights of action and claims under this Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Securities in respect of which such judgment has been recovered.

SECTION 506.     Application of Money Collected.

     Subject to the rights of the holders of the Senior Indebtedness as set forth in Article 14 hereof, any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal (or premium, if any) or interest, upon presentation of the Securities and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

     FIRST:  to the payment of all amounts due the Trustee under Section
607;

     SECOND: subject to the terms of Article Eight, to the payment of the amounts then due and unpaid for principal of (and premium, if any) and interest on the Securities in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal (and premium, if any) and interest, respectively;

     THIRD: without duplication, to Holders for any other obligation owing to them under the Securities or this Indenture; and

     FOURTH: to the Issuer or such other party as a court of competent jurisdiction shall direct.

SECTION 507.     Limitation on Suits.

     No Holder of any Security shall have any right to institute any proceeding, judicial or otherwise, with respect to such Security or this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless

          (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (2) the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (4) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal amount of the Outstanding Securities; and

          (5) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding;

it being understood and intended that no one or more Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of any Security or this Indenture, to affect, disturb or prejudice the rights of any other Holders, or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under any Security or this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders.

SECTION 508. Unconditional Right of Holders to Receive Principal, Premium and Interest and to Convert.

     Notwithstanding any other provisions in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of (and premium, if any) and (subject to Section 307) interest on such Security on the respective Stated Maturities expressed in such Security (or, in the case of redemption, on the Redemption Date) and to convert such Security in accordance with Article Twelve and to institute suit for the enforcement of any such payment and right to convert, and such rights shall not be impaired without the consent of such Holder.

SECTION 509.     Restoration of Rights and Remedies.

     If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture or the Securities and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder or thereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

SECTION 510.     Rights and Remedies Cumulative.

     Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given under this Indenture and the Securities or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, under the Securities or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

SECTION 511.     Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Security to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article, by the Securities or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

SECTION 512.     Control by Holders.

     The Holders of a majority in principal amount of the Outstanding Securities shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, provided that

          (1) such direction shall not be in conflict with any rule of law or with this Indenture; and

          (2) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.

Notwithstanding the foregoing, the Trustee may refuse to follow any direction that conflicts with applicable law or this Indenture, that the Trustee determines may be unduly prejudicial to the rights of other Holders or that may expose the Trustee to personal liability.

SECTION 513.     Waiver of Past Defaults.

     The Holders of not less than 66-2/3% in aggregate principal amount of the Outstanding Securities may on behalf of the Holders of all the Securities waive any past default, breach, Default or Event of Default hereunder and its consequences, except a default, breach, Default or Event of Default

          (a) in the payment of (i) the principal of (or premium, if any) or interest on any Security, or (ii) the Repurchase Price or Redemption Price; or

          (b) in respect of a covenant or provision hereof which under Article Nine cannot be modified, amended or cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

SECTION 514.     Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Security by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provision of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 25% in principal amount of the Outstanding Securities, or to any suit instituted by any Holder for the enforcement of the payment of the principal of (or premium, if any) or interest on any Security on or after the respective Stated Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date) or for the enforcement of the right to convert any Security in accordance with Article Twelve.

SECTION 515.     Waiver of Stay or Extension Laws.

     The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law whenever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture or the Securities; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power granted to the Trustee in this Indenture or the Securities, but will suffer and permit the execution of every such power as though no such law had been enacted.

                          ARTICLE SIX

                           THE TRUSTEE

SECTION 601.     Certain Duties and Responsibilities.

     (a)   Except during the continuance of an Event of Default,

          (1) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (2) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

          (1) this Subsection shall be construed to limit the effect of Subsection (a) of this Section;

          (2) the Trustee shall not be liable for any error of judgement made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (3) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture; and

          (4) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or thereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

     (d) Whether or not therein expressly provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

SECTION 602.     Notice of Defaults.

     Within 90 days after the occurrence of any Default or Event of Default, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, notice of such Default or Event of Default known to the Trustee, unless such Default or Event of Default shall have been cured or waived; provided, however, that, except in the case of a Default or Event of Default (i) in the payment of the principal of (or premium, if any) or interest on any Security or (ii) in the payment of the Repurchase Price or the Redemption Price, the Trustee shall be protected in withholding such notice if and so long as the board of directors or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the best interest of the Holders.

SECTION 603.     Certain Rights of Trustee.

     Subject to the provisions of Section 601:

          (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

          (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

          (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

          (d) the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

          (e) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

          (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney; and

          (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

SECTION 604.     Not Responsible for Recitals or Issuance of Securities.

     The recitals contained herein and in the Securities, except the Trustee's certificates of authentication, shall be taken as the statements of the Company, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. The Trustee shall not be accountable for the use or application by the Company of the Securities or the proceeds thereof.

SECTION 605.     May Hold Securities.

     The Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 608 and 613, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

SECTION 606.     Money Held in Trust.

     Except as otherwise expressly provided herein, money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed with the Company.

SECTION 607.     Compensation and Reimbursement.

     The Company agrees:

          (1) to pay to the Trustee from time to time customary compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and actual expenses and disbursements of its agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith; and

          (3) to indemnify the Trustee for, and to hold it harmless against, any loss, liability or expense incurred without negligence or bad faith on its part arising out of or in connection with the acceptance or administration of the trust hereunder, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The obligations of the Company under this Section 607 to compensate and indemnify the Trustee and to pay or reimburse the Trustee for expenses, disbursements and advances shall not be subordinated to the payment of Senior Indebtedness pursuant to Article Eight and shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture. As security for the performance of the obligations of the Company under this Section 607, the Trustee shall have a first priority lien upon all property and funds held or collected by the Trustee as such except funds held in trust (i) for the payment of principal of (and premium, if any) and interest on particular Securities and (ii) for the payment of any Repurchase Price or Redemption Price. To the extent permitted by law, the expenses incurred and compensation for services rendered by the Trustee hereunder after an Event of Default shall constitute expenses of administration under applicable bankruptcy law.

SECTION 608.     Disqualification; Conflicting Interest.

     The Trustee shall comply with the terms of Section 310(b) of the Trust Indenture Act.

SECTION 609.     Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $25,000,000 and subject to supervision or examination by Federal or State authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

SECTION 610.     Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under Section 611.

     (b) The Trustee may resign at any time by giving written notice thereof to the Company. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Securities, delivered to the Trustee and to the Company.

     (d)   If at any time:

          (1) the Trustee shall fail to comply with Section 608 after written request therefor by the Company or by any Holder who has been a bona fide Holder of a Security for at least six months, or

          (2) the Trustee shall cease to be eligible under Section 609 and shall fail to resign after written request therefor by the Company or by any such Holder, or

          (3) the Trustee shall become incapable of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any case, (i)Ethe Company by a Board Resolution may remove the Trustee, or (ii)Esubject to Section 614, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, by a Board Resolution, shall promptly appoint a successor Trustee. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal amount of the Outstanding Securities delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Company. If no successor Trustee shall have been so appointed by the Company or the Holders and accepted appointment in the manner hereinafter provided, any Holder who has been a bona fide Holder of a Security for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

SECTION 611.     Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its reasonable fees and expenses, including reasonable attorneys' fees, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee under this Indenture.
Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

     No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article.

SECTION 612.     Merger, Conversion, Consolidation or Succession to
                 Business.

     Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

SECTION 613.     Appointment of Authenticating Agent.

     The Trustee may upon receipt of a Company Request appoint an Authenticating Agent or Agents which shall be authorized to act on behalf of the Trustee to authenticate Securities issued upon original issue and upon exchange, registration of transfer, partial conversion or partial redemption or pursuant to Section 306, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent. Each Authenticating Agent shall be reasonably acceptable to the Company and shall at all times be a corporation organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to act as Authenticating Agent, having a combined capital and surplus of not less than $10,000,000 and subject to supervision or examination by Federal or State authority. If such Authenticating Agent publishes reports of condition at least annually pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such Authenticating Agent shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

     Any corporation into which an Authenticating Agent may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

     An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Company or the Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company or the Trustee, as the case may be. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall mail written notice of such appointment by first-class mail, postage prepaid, to all Holders as their names and addresses appear in the Security Register. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.
     The Company agrees to pay to each Authenticating Agent from time to time customary reasonable compensation for its services under this Section.

     If an appointment is made pursuant to this Section, the Securities may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication in the following form:

     This is one of the Securities referred to in the within-mentioned
Indenture.

                                   BANK ONE, COLUMBUS, NA,
                                       as Trustee


                                   By:__________________________
                                      As Authenticating Agent


                                   By:__________________________
                                      Authorized Signer


SECTION 614.     Co-Trustee.

     (a) If at any time or times it shall be necessary or prudent in order to conform to any law of any jurisdiction to which this Indenture is subject, or the Trustee shall be advised by counsel satisfactory to it that it is necessary or prudent in the interest of the Holders, or at least 25% of the Holders of the Outstanding Securities shall in writing so request the Trustee and the Company, or the Trustee shall deem it desirable for its own protection in the performance of its duties hereunder, the Trustee and the Company shall execute and deliver all instruments and agreements necessary or proper to constitute another bank or trust company, or one or more other corporations approved by the Trustee, either to act as co-trustee or co-trustees (each a "co-trustee"), jointly with the Trustee, or to act as separate trustee or trustees under this Indenture. If the Company shall not have joined in the execution of such instruments and agreements within five (5) days after it receives a written request from the Trustee to do so, or in the event any Default or Event of Default shall have occurred, and is continuing, the Trustee may act under the foregoing provisions of this Section without the concurrence of the Company. The Company hereby appoints the Trustee as its agent and attorney to act for it under the foregoing provisions of this Section in either of such contingencies.

     (b) Every separate trustee and every co-trustee, other than any successor Trustee appointed pursuant to Section 610, shall, to the extent permitted by law, be appointed and act and be such, subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee hereunder shall be conferred or imposed and exercised or performed by the Trustee and such separate trustee or separate trustees or co-trustee or co-trustees, jointly, as shall be provided in the instrument appointing such separate trustee or separate trustees or co-trustee or co-trustees, except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations shall be exercised and performed by such separate trustee or separate trustees or co-trustee or co-trustees; and

          (ii) the Company and the Trustee, at any time by an instrument in writing executed by them jointly, may accept the resignation of or remove any such separate trustee or co-trustee and, in that case by an instrument in writing executed by them jointly, may appoint a successor to such separate trustee or co-trustee, as the case may be, anything contained herein to the contrary notwithstanding. If the Company shall not have joined in the execution of any such instrument within five (5) days after it receives a written request from the Trustee to do so, or in the event any Default or Event of Default shall have occurred and is continuing, the Trustee shall have the power to accept the resignation of or remove any such separate trustee or co-trustee and to appoint a successor without the concurrence of the Company, the Company hereby appointing the Trustee its agent and attorney to act for it in such connection in such contingency. If the Trustee shall have appointed a separate trustee or separate trustees or co-trustee or co-trustees as above provided, the Trustee may at any time, by an instrument in writing, accept the resignation of or remove any such separate trustee or co-trustee appointed by the Company and the Trustee, or by the Trustee alone pursuant to this Section.

                             ARTICLE SEVEN

                 HOLDERS' LISTS AND REPORTS BY TRUSTEE
                             AND COMPANY

SECTION 701.     Company to Furnish to Trustee Names and Addresses of
                 Holders.

     The Company will furnish or cause to be furnished to the Trustee:

          (a) quarterly, not more than 15 days after each Regular Record Date, a list, in such form as the Trustee may reasonably require, of the names and addresses of the Holders as of such Regular Record Date, and

          (b) at such other times as the Trustee may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

excluding from any such list names and addresses received by the Trustee in its capacity as Security Registrar.

SECTION 702.     Preservation of Information; Communications to Holders.

          (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of Holders contained in the most recent list furnished to the Trustee as provided in
     Section 701 and the names and addresses of Holders received by the Trustee in its capacity as Security Registrar. The Trustee may destroy any list furnished to it as provided in Section 701 upon receipt of a new list so furnished.

          (b) If three or more Holders (herein referred to as "applicants") apply in writing to the Trustee and furnish to the Trustee reasonable proof that each such applicant has owned a Security for a period of at least six months preceding the date of such application, and such application states that the applicants desire to communicate with other Holders with respect to their rights under this Indenture or under the Securities and is accompanied by a copy of the form of proxy or other communication which such applicants propose to transmit, then the Trustee shall, within five Business Days after the receipt of such application, at its election, either:

                (i) afford such applicants access to the information preserved at the time by the Trustee in accordance with Section 702(a), or

                (ii) inform such applicants as to the approximate number of Holders whose names and addresses appear in the information preserved at the time by the Trustee in accordance with Section 702 (a), and as to the approximate cost of mailing to such Holders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to each Holder whose name and address appear in the information preserved at the time by the Trustee in accordance with Section 702 (a) a copy of the form of proxy or other communication which is specified in such request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of mailing, unless within five days after such tender the Trustee shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such a mailing would be contrary to the best interest of the Holders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion. If the Commission, after opportunity for a hearing upon the objections specified in the written statement so filed, shall enter an order refusing to sustain any of such objections or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all the objections so sustained have been met and shall enter an order so declaring, the Trustee shall mail copies of such material to all such Holders with reasonable promptness after the entry of such order and the renewal of such tender; otherwise the Trustee shall be relieved of any obligation or duty to such applicants respecting their application.

     (c) Every Holder of Securities, by receiving and holding the same, agrees with the Company and the Trustee that neither the Company nor the Trustee nor any agent of any of them shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Holders in accordance with Section 702 (b), regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 702 (b).

SECTION 703.     Reports by the Trustee.

     (a) Within 60 days after March 1 of each year, commencing with the year 1996, the Trustee shall transmit by mail to all Holders, as their names and addresses appear in the Security Register, a brief report dated as of such March 1 in accordance with and to the extent required under,
Section 313 of the Trust Indenture Act.

     (b) A copy of each such report shall, at the time of such transmission to Holders, be filed by the Trustee with each stock exchange upon which the Securities are listed or if not listed on any such exchange, with NASDAQ, with the Commission and with the Company. The Company will notify the Trustee when the Securities are listed on the American Stock Exchange, any other stock exchange or NASDAQ.

SECTION 704.     Reports by Company.

     The Company shall:

          (1) file with the Trustee, within 15 days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
     Section 13 or Section 15(d) of the Exchange Act, or, if the Company is not required to file information, documents or reports pursuant to either of such Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act in respect of a security listed and registered on a national securities exchange or on any national automated quotation system as may be prescribed from time to time in such rules and regulations;

          (2) file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations;

          (3) file with the Trustee such information, documents and other reports as may be required from time to time under the terms and conditions of any indenture, agreement or other instrument creating or evidencing any Senior Indebtedness; and

          (4) transmit by mail to all Holders, as their names and addresses appear in the Security Register, within 30 days after the filing thereof with the Trustee, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1), (2) and (3) of this Section as may be required by the rules and regulations prescribed from time to time by the Commission.

                                 ARTICLE EIGHT

              CONSOLIDATION, MERGER, CONVEYANCE, TRANSFER OR LEASE

SECTION 801.     Company May Consolidate, etc., only on Certain Terms.

     The Company shall not, and, except for Permitted Subsidiary Transactions, shall not permit any of its Subsidiaries, without the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Securities by the Act of such Holders, to (i) consolidate with or merge into any other Person or (ii) sell, lease, convey or transfer, in a single transaction or through a series of transactions, its properties and assets substantially as an entirety to any Person or Persons, or (iii) adopt a Plan of Liquidation, unless:

          (1) either (a) the Company or such Subsidiary, as the case may be, is the continuing surviving corporation or transferee or (b) the corporation or other Person formed by such consolidation or into which the Company or such Subsidiary, as the case may be, is merged or the Person which acquires by sale, lease, conveyance, transfer or other disposition, the properties and assets of the Company or such Subsidiary shall be a corporation organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and shall expressly assume, by an Indenture Supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of (and premium, if any) and interest on all the Securities and the performance of every covenant and obligation of this Indenture on the part of the Company to be performed or observed;

          (2) the Person (or, in the case of (ii), one Person to which property or assets are transferred) formed by such consolidation or surviving such merger or to which the properties and assets of the Company or such Subsidiary, as the case may be, are sold, transferred, conveyed or leased as an entirety or substantially as an entirety or pursuant to a Plan of Liquidation shall have a Consolidated Net Worth immediately after such transaction, equal to or greater than that of the Company or such Subsidiary, as the case may be, immediately preceding, and without giving effect to, such transaction;

          (3) immediately after giving effect to such transaction, no Default or Event of Default, and no event which, after notice or lapse of time, or both, would become an Event of Default, shall have happened and be continuing;

          (4) such transaction shall be on such terms as shall not impair the rights and powers of the Trustee or the Holders of the Securities hereunder or have a Material Adverse Effect; and

          (5) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger, sale, lease, conveyance or transfer and such supplemental indenture comply with the provisions of this Indenture and that all conditions precedent herein provided for relating to such transaction have been complied with and satisfied.

Notwithstanding the foregoing, and, except as permitted under Permitted Subsidiary Transactions, under no circumstances may the Company or any of its Subsidiaries be merged or consolidated with or into, or sell, assign, transfer, lease, convey or otherwise dispose of all or substantially all of its assets and properties to, Jurick or an Affiliate of Jurick, or which involves an Affiliate Transaction.

SECTION 802.     Successor Corporation Substituted.

     Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Company substantially as an entirety in accordance with Section 801, the successor corporation formed by such consolidation or into which the Company is merged or to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein; provided, however, that no such conveyance or transfer shall have the effect of releasing the Person named as the "Company" in the first paragraph of this instrument or any successor corporation which shall theretofore have become such in the manner prescribed in this Article from its liability as obligor and maker on any of the Securities.

                          ARTICLE NINE

                     SUPPLEMENTAL INDENTURES

SECTION 901.     Supplemental Indentures Without Consent of Holders.

     Without the consent of any Holders, the Company, when authorized by Board Resolutions, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form and substance satisfactory to the Trustee, for any of the following purposes:

          (1) to evidence the succession of another Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities or to evidence the succession of another or additional Person or Persons to the Company; or

          (2) to add to the covenants of the Company for the benefit of the Holders, or to surrender any right or power herein conferred upon the Company; or

          (3) to make provision with respect to the conversion rights of Holders pursuant to the requirements of Section 1211; or

          (4) to cure any ambiguity, to correct or supplement any provision herein which may be inconsistent with any other provision herein, or to make any other provisions with respect to matters or questions arising under this Indenture which shall not be inconsistent with the provisions of this Indenture, provided such action pursuant to this Clause (4) shall not adversely affect the interests of the Holders in any material respect.

SECTION 902.     Supplemental Indentures with Consent of Holders.

     With the consent of the Holders of not less than 66 2/3% in aggregate principal amount of the Outstanding Securities, by Act of such Holders delivered to the Company and the Trustee, the Company, in each case, when authorized by Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the Holders under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Security affected thereby:

          (1) change the Stated Maturity of the principal of, or any installment of interest on, any Security or reduce the principal amount thereof or the rate of interest thereon or any premium payable upon the redemption thereof, or change the time or place of payment where, or the coin or currency in which, any Security or any premium or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the Redemption Date or, in the case of a repurchase pursuant to Article Thirteen, on or after 10 days following the Repurchase Date), or adversely affect the right to convert any Security as provided in Article Twelve (except as permitted by Section 901(4));

          (2) reduce the percentage in principal amount of the Outstanding Securities, the consent of whose Holders is required for any such supplemental indenture, or the consent of whose Holders is required for any waiver (of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences) provided for in this Indenture;

          (3) modify any of the provisions of this Section or Section 513, except to increase the percentage of Holders required to waive a past default hereunder or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby;

          (4)   modify Section 508 or this clause (4);

          (5) waive a Default or Event of Default in the payment of principal of (and premium, if any) or interest on, or redemption payment with respect to, any Security (other than a Default or Event of Default in the payment of an amount due as a result of an acceleration if the Holders rescind such acceleration pursuant to
     Section 502); or

          (6) adversely modify or affect (in any manner adverse to the Holders) the terms and conditions of the obligations of the Company under Article Thirteen to repurchase the Securities.

     It shall not be necessary for any Act of Holders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

SECTION 903.     Execution of Supplemental Indentures.

     In executing, or accepting the additional trusts created by, any supplemental indenture permitted by this Article of the modifications of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 601) shall be fully protected in relying upon an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which adversely affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

SECTION 904.     Effect of Supplemental Indentures.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Securities theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

     No supplemental indenture permitted by this Article shall adversely affect the rights of the holders of Senior Indebtedness without the consent of such holders.

SECTION 905.     Conformity with Trust Indenture Act.

     Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act.

SECTION 906.     Reference in Securities to Supplemental Indentures.

     Securities authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Company to any such supplemental indenture, may be executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities.

                          ARTICLE TEN

                           COVENANTS

SECTION 1001.    Payment of Principal, Premium and Interest.

     The Company will duly and punctually pay the principal of (and premium, if any) and interest on the Securities in accordance with the terms of the Securities and this Indenture. An installment of principal of or interest on the Securities shall be considered paid on the date it is due if the Trustee or Paying Agent (other than the Company or any Subsidiary) holds on that date U.S. Legal Tender designated for and sufficient to pay the installment.

     The Company shall pay interest on overdue principal at the rate borne by the Securities and they shall pay interest on overdue installments of interest at the same rate, to the extent lawful, in accordance with Section 301.

SECTION 1002.    Maintenance of Office or Agency.

     The Company will cause to be maintained in the City of New York, New York, an office of an independent agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for registration of transfer or exchange, where Securities may be surrendered for conversion and where notices and demands to or upon the Company in respect of the Securities relating thereto and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Company hereby appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

     The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations; provided, however, that no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency in the City of New York, New York, for such purposes. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in the location of any such other office or agency.

SECTION 1003.    Money for Security Payments to be Held in Trust.

     Whenever the Company shall have one or more Paying Agents, it will, prior to each due date of the principal of (and premium, if any) or interest on any Securities, deposit with a Paying Agent a sum sufficient to pay the principal of (and premium, if any) or interest so becoming due, such sums to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and unless such Paying Agent is the Trustee, the Company will promptly notify the Trustee of its action or failure so to act.

     The Company will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

          (1) hold all sums held by it for the payment of the principal of (and premium, if any) and interest on Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

          (2) give the Trustee notice of any default by the Company (or any other obligor upon the Securities) in the making of any payment of principal (and premium, if any) or interest; and

          (3) at any time during the continuance of any default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Company may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Company Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums shall be held by the Trustee upon the same terms as those upon which such sums were held by such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

     Any money deposited with the Trustee or any Paying Agent in trust for the payment of the principal of (and premium, if any) or interest on any Security and remaining unclaimed for two years after such principal (and premium, if any) or interest has become due and payable shall, so long as no Default or Event of Default shall then have occurred and be continuing, be paid to the Company on Company Request; and the Holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and such trust shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such repayment, may at the expense of the Company, cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in the City of New York, New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

SECTION 1004.    Statements of Officers of Company as to Default.

     The Company will deliver to the Trustee, within 90 days after the end of each fiscal year of the Company (which as of the date hereof ends on March 31), ending after the date hereof, a written statement, signed by the principal executive officer and principal financial officer or principal accounting officer of the Company, stating that a review of the activities of the Company and its Subsidiaries during the preceding fiscal year has been made under the supervision of the signers with a view to determining whether the Company has kept, observed, performed and fulfilled its obligations under this Indenture and further stating, as to each signer, that to the best of his or her knowledge, during such preceding fiscal year the Company has kept, observed, performed and fulfilled each and every such covenant and no Default or Event of Default occurred during such year. If such signers do know of such a Default and/or Event of Default, such certificates shall describe the Default and/or Event of Default and its status with particularity and the action the Company or the Subsidiary concerned is taking with respect thereto. The Officers' Certificates shall also notify the Trustee in the event that the Company's fiscal year ends on any date other than March 31.

     The Company shall deliver to the Trustee, within five (5) Business Days of becoming aware of any Default or Event of Default in the performance of any covenant, agreement or condition contained in this Indenture, an Officers' Certificate specifying with particularity such Default or Event of Default.

SECTION 1005.    Limitations on Additional Indebtedness.

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, Incur any Indebtedness unless, (i)Eit is Permitted Indebtedness, or (ii) after giving pro forma effect to the Incurrence thereof, (x) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the Incurrence of such Indebtedness, (y) the Consolidated Interest Coverage Ratio of the Company and its consolidated Subsidiaries is greater than 1.75 to 1; and (z) such Indebtedness constitutes Subordinated Indebtedness.

SECTION 1006.    Limitations on Liens.

     The Company shall not, and except for Permitted Subsidiary Transactions, shall not permit any of its Subsidiaries to, directly or indirectly, Incur any Lien upon any of the property or assets (tangible or intangible) of the Company or any of its Subsidiaries or any shares of stock or debt of any Subsidiary which owns property or assets, now owned or hereafter acquired (including Capital Stock) other than Permitted Liens.

SECTION 1007.    Limitations on Merger and Consolidation.

     Neither the Company nor any of its Subsidiaries shall consolidate with or merge into any other Person or sell, lease or convey or transfer, in a single or through a series of transactions, its properties and assets substantially as an entirety to any other Person, except in accordance with Article Eight hereof or, in the case of a Subsidiary, a Permitted Subsidiary Transaction.

SECTION 1008.    Limitations on Sales of Assets.

     The Company shall not, and shall not permit any of its Subsidiaries to, directly or indirectly, consummate any Asset Sale or otherwise permit an Asset Sale to occur, as the case may be, (A) unless (i) the Company or such Subsidiary, as the case may be, receives consideration at the time of such Asset Sale at least equal to the fair market value of the property or other assets subject to such Asset Sale (as determined in good faith by a majority of the Independent Directors of the Company, as evidenced by a Board Resolution, or as determined based upon an opinion letter from an Independent Appraiser, which opinion letter shall identify such Independent Appraiser as such and shall be dated within 30 days of such Asset Sale),
(ii) the consideration therefor received by the Company or such Subsidiary is in the form of cash or Cash Equivalents, (iii) the fair market value of the property or other assets sold or otherwise disposed of does not exceed $4,000,000 individually or in the aggregate, during any consecutive twelve
(12) month period for all Asset Sales, and (iv) such Asset Sale shall not have a Material Adverse Effect, or (B) except (i) for sales of the Company's Common Stock (not exceeding, singly or in the aggregate, fifteen percent (15%) of the Company's then outstanding voting stock) pursuant to an offering on behalf of the Company effected at a discount of not more than seven (7%) from the then Closing Price, (ii) if after giving pro forma effect to the such offering, no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the offering, and (ii) not involving an Affiliate Transaction.

     Not later than 10 Business Days prior to the occurrence of any Asset Sale by the Company or any of its Subsidiaries that will cause the aggregate amount of all Net Proceeds of Asset Sales by the Company and/or its Subsidiaries in any consecutive twelve (12) month period to exceed $4,000,000 the Company shall notify the Trustee in writing of the occurrence of such Asset Sale.

     Notwithstanding the foregoing, under no circumstances may the Company or any of its Subsidiaries consummate or permit an Asset Sale which involves an Affiliate Transaction.

SECTION 1009.    Limitation on Sale or Issuance of Capital Stock of
                 Subsidiaries.

     Except for Permitted Subsidiary Transactions, the Company shall not
(a) sell or otherwise convey or dispose of any Capital Stock of any of its Subsidiaries, except to a Wholly-Owned Subsidiary of the Company, or (b) permit any Subsidiary to issue or sell to any Person, except the Company or a Wholly-Owned Subsidiary, (A)Eany preferred stock of such Subsidiary or
(B) any other Capital Stock of Subsidiaries.

SECTION 1010.    Limitations on Dividends and Redemptions.

     The Company shall not, and shall not permit any Subsidiary to, (a) declare or pay any dividend or make any other distribution on any Capital Stock, except (i) dividends or distributions payable in Capital Stock, (ii) dividends and distributions payable by the Company's Subsidiaries to the Company or any of its Wholly Owned Subsidiaries and (iii) that so long as no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the payment or distribution, the Company may declare and pay cash dividends to the holders of the Series A Preferred Stock in accordance with the terms of the Certificate of Designations as in effect on the date hereof, or (b) purchase, redeem or otherwise acquire or receive for value any Capital Stock acquired upon conversion thereof into other Capital Stock, if, upon giving effect to such dividend, distribution, purchase, redemption, retirement or other acquisition, a Default or Event of Default shall have occurred and be continuing.

SECTION 1011.     Limitations on Investments, Loans and Advances.

      Except for Permitted Subsidiary Transactions, the Company shall not make, and shall not permit any of its Subsidiaries to make, any capital contributions, advances or loans to (including any guarantees of loans to), or investments or purchases of Capital Stock in, any Person (collectively, "Investments"), except: (i) Investments represented by accounts receivable created or acquired in the ordinary course of business; (ii) advances to employees in the ordinary course of business not exceeding $50,000 per employee in any consecutive twelve-month period and not exceeding $250,000 in aggregate advances for all employees (of both the Company and its Subsidiaries) in any consecutive twelve-month period; (iii) Investments arising in connection with Indebtedness permitted pursuant to Section 1005; and (iv) cash and Cash Equivalents.

SECTION 1012.     Limitation on Transactions with Affiliates.

      The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into any transaction or series of related transactions (including, but not limited to, the sale, purchase, exchange, lease, transfer or other disposition of any properties, assets or services to, or the purchase of any property, assets or services from, or the entry into any contract, agreement, undertaking, loan, advance or guarantee) with, or for the benefit of, an Affiliate (an "Affiliate Transaction"), or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the date of issuance of the Securities unless (i) such Affiliate Transaction is between or among the Company and its Wholly-Owned Subsidiaries, or (ii) the terms of such Affiliate Transaction are fair and reasonable and at least as favorable to the Company or such Subsidiary, as the case may be, than those that could have been obtained in a comparable arm's length transaction by the Company or such Subsidiary with an unrelated Person, and such Affiliate Transaction is entered into in the ordinary course of business of the parties thereto; provided, however, notwithstanding anything to the contrary contained in this Section 1012, the Company may issue securities pursuant to the exercise of outstanding options and warrants on the terms in effect and described in the Offering Memorandum relating to the Securities. All Affiliate Transactions must be approved in good faith by the Board of Directors of the Company and a majority of the Independent Directors thereof, and such approval evidenced by a Board Resolution that such transaction meets the criterion set forth in (i) or (ii) above.

SECTION 1013.     Investment Company Act.

      The Company shall not register as, or be required to register as, an "investment company" as defined under the Investment Company Act. The Company shall deliver to the Trustee within 30 days after the date thereof written notice of any event which, but for the provisions of Rule 3a-2 (or any successor rule) under the Investment Company Act, would have caused it to be deemed an "investment company" as defined in the Investment Company Act.

SECTION 1014.     Payment of Taxes and Other Claims.

      The Company will, and will cause each of its Subsidiaries to, pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (i) all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to tax) levied or imposed upon it or upon its income, profits or property and (ii) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon the property of the Company or its Subsidiaries; provided, however, that neither the Company or any of its Subsidiaries shall be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the applicability or validity of which is being contested in good faith by appropriate proceedings; and further provided that no failure to comply with the terms of this Section shall constitute a default hereunder until such time as a final non-appealable judgment shall have been rendered against the Company or a Subsidiary of the Company for any such taxes, assessments or governmental charges.

SECTION 1015.     Corporate Existence.

      The Company will do or cause to be done all things necessary to preserve and keep in full force and effect the existence as corporations of the Company and each of its Subsidiaries that are on the date hereof corporations, and the existence of their respective rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Company shall determine that the preservation thereof is no longer desirable in the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Holders.

SECTION 1016.     Availability of Information.

      From time to time, whenever reasonably requested by the Trustee, the Company will furnish or make available to the Trustee such information as may be necessary to permit the Trustee to carry out its duties hereunder in addition to any information which the Company is specifically required to furnish pursuant to this Indenture.

SECTION 1017.     Corporate Representations and Warranties.

      This Indenture has been duly authorized, executed and delivered by the Company and all parties hereto and all corporate and government consents, authorizations and approvals necessary or required therefor have been duly and effectively taken or obtained. This Indenture constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally, by general equitable principles and by public policy with respect to any rights to indemnification or contribution contained in this Indenture.

SECTION 1018.     Independent Directors.

      The Company covenants and agrees to use its best efforts, prior to the Closing Date of the Offering and continuing during the term of the Securities, to cause at least one-third of the members of the Board of Directors of the Company at any time are Independent Directors. The Company covenants and agrees that any settlement or other disposition of the Litigation shall be approved by a majority of three members of the Company's Board of Directors (including the Company's Independent Directors and Mr. Eugene I. Davis, or if Mr. Davis shall no longer be a member of the Company's Board of Directors or is otherwise precluded by applicable state law to vote on such settlement, which has been approved by a majority of the Company's Independent Directors) if such settlement or other disposition includes the grant of registration rights of any kind. In the event the Independent Directors are required to approve such a settlement or other disposition pursuant to the foregoing sentence, the Company covenants and agrees to cause the Independent Directors to be instructed to consider, among other items, the interests of the Holders.

SECTION 1019.     Limitation on Prepayments.

      Neither the Company nor any of its Subsidiaries shall voluntarily prepay any outstanding Indebtedness, whether or not permitted by the terms of such outstanding Indebtedness or by the agreement, indenture or instrument creating or evidencing such outstanding Indebtedness; provided, however, the Company and the Subsidiaries may prepay any Senior
Indebtedness to the extent permitted thereunder.

SECTION 1020.     Performance of Other Covenants.

      The Company covenants and agrees to perform and obey and to cause each of its Subsidiaries, as applicable, to perform and obey, each covenant or warranty contained in the Senior Indebtedness or in any indenture, agreement or other instrument creating or evidencing such Senior Indebtedness to which it or they are or may become subject from time to time (including but not limited to the Senior Credit Agreement), except for such failures to perform and obey which would not have a Material Adverse Effect.

SECTION 1021.     Payments for Consent.

      Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any holder of any Securities for as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities which so consent, waive or agree to amend in the time frame set forth in solicitation documents relating to such consent, waiver or agreement.

SECTION 1022.     Registration Statement.

      The Company shall prepare and file with the Commission a Registration Statement pursuant to Section 2 of the Registration Rights Agreement and have the Registration Statement declared effective under the Securities Act by December 21, 1995. The Company shall use its best efforts to keep the Registration Statement continuously effective under the Securities Act so as to permit the prospectus included in the Registration Statement to be useable in accordance with the terms of the Registration Rights Agreement for a period of three years from the effective date of the Registration Statement or such shorter period that will terminate when all the Registrable Securities required to be covered by the Registration Statement have been sold pursuant to such Registration Statement (the "Registration Period"). Subject to the penultimate sentence of this paragraph if (i) the Registration Statement has not been declared effective by December 21, 1995, or (ii) at any time during the Registration Period, any event described under Section 2.3(c)(2) of the Registration Rights Agreement occurs (the "Rate Increase Triggering Date") which results in the suspension of the use of the Registration Statement for any reason, then, in either case, the interest rate on the Securities will increase by 0.5% per annum effective December 21, 1995 or the Rate Increase Triggering Date, as the case may be. Notwithstanding the foregoing, as soon as the Registration Statement is declared effective or any suspension of the use of the Registration Statement is lifted, as the case may be, if the interest rate on the Securities has previously been increased pursuant to the provisions of this Section 1022, it will immediately revert on a prospective basis to its original rate of 8-1/2%. The Company shall deliver to the Trustee an Officers' Certificate, within three calendar days, after
(i) the filing of any registration statement pursuant to the Registration Rights Agreement, (ii) any such registration statement being declared effective by the Commission, (iii) the occurrence of a Rate Increase Triggering Date, and (iv) the date any suspension of the use of such registration statement is lifted. Each such Officers' Certificate shall state whether any increase in the interest rate on the Securities has occurred.

SECTION 1023.     Rule 144 Information.

      The Company shall use its best efforts to make available adequate "current public information" to the extent required by Rule 144 under the Securities Act (or any successor rule thereunder), in order to enable Holders to sell their Securities in compliance with Rule 144 (or such successor rule), and, in any event, to the extent such information is made available, will deliver a copy of all such "current public information" to the Trustee and each Holder who requests the same.

      So long as the Securities remain outstanding and are "restricted securities" within the meaning of Rule 144(a)(3) under the Securities Act, the Company will, during any period in which it is not subject to Section 13 or 15(d) of the Exchange Act and its securities are not exempt from
Section 12(g) thereof pursuant to Rule 12g3-2(b) thereunder, make available to the original Holders who purchased Securities in the Offering and to each of their respective Qualified Institutional Buyers (as defined in Rule 144A under the Securities Act), upon request, the information specified in, and meeting the requirements of, Rule 144A(d)(2) under the Securities Act.
SECTION 1024.     No Violation of the Margin Rules.

      The Company shall not, and shall cause its Subsidiaries not to, directly or indirectly, use the proceeds of the Securities to purchase or carry, or to extend credit to others for the purpose of purchasing or carrying, any Margin Stock in violation of Regulations G or X of the Board of Governors of the Federal Reserve System.

SECTION 1025.     Financial Reports.

      The Company shall file with the Trustee within 15 days after it files with the Commission, copies of the quarterly and annual reports and the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) which the Company is required to file with the Commission pursuant to Section 13 or 15(d) of the Exchange Act. If the Company is not subject to the requirements of Section 13 or 15(d) of the Exchange Act, then it shall file with the Trustee, within 15 days after it would have been required to file with the Commission, financial statements, including any notes thereto (and, in the case of a fiscal year end, an auditors' report by a firm of established national reputation reasonably satisfactory to the Trustee), comparable to that which it would have been required to include in such quarterly or annual reports, information, documents or other reports, as the case may be, if it were subject to the requirements of Section 13 or 15(d) of the Exchange Act. The Company also shall comply with the other provisions of Section 314(a) of the Trust Indenture Act.

      So long as the Securities remain outstanding, the Company shall cause any annual reports to stockholders, containing audited consolidated financial statements and any other financial reports furnished to stockholders and quarterly or other financial reports filed with the Commission and furnished by the Company to stockholders or proxy or information statements furnished by the Company to stockholders, to be mailed to the Holders (no later than the date such materials are mailed or made available to the stockholders) at their addresses appearing in the Security Register and will cause to be disclosed in such annual reports as of the date of the most recent financial statements in each such report the amount available for dividends and other payments pursuant to Section 1010 hereof.

SECTION 1026.     Waiver of Stay, Extension or Usury Laws.

      The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Securities as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.
SECTION 1027.     Notice of Acceleration.

      In the event that any Indebtedness of the Company or of its Subsidiaries is declared due and payable before its maturity because of the occurrence of any default (or any event which, with notice or the lapse of time, or both, shall constitute such default) under such Indebtedness, the Company shall promptly give written notice to the Trustee of such declaration.

SECTION 1028.     Compliance with Laws.

      Each of the Company and its Subsidiaries shall comply with all applicable statutes, rules, regulations, orders and restrictions of any federal, state, local and municipal government, domestic or foreign, and of any governmental department, commission, board, regulatory authority, bureau, agency and instrumentality of any of the foregoing, in respect of the conduct of its businesses and the ownership of its properties, except such as are being contested in good faith and by appropriate proceedings in such manner as not to cause any Material Adverse Effect and except for such noncompliances as will not in the aggregate have a Material Adverse Effect.

SECTION 1029.     Maintenance of Properties.

      The Company shall cause all properties used or useful in the conduct of its business or the business of its Subsidiaries to be maintained and kept in good condition, repair and working order in all material respects and supplied with all necessary equipment and shall cause to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as in the judgment of the Company may be necessary, so that the business carried on in connection therewith may be properly and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the Company from discontinuing the operation or maintenance of any of such properties, if such discontinuance is, in the judgment of the Board of Directors of the Company, desirable in the conduct of the business of the Company and not disadvantageous in any material respect to the Holders.

SECTION 1030.     Contingency for Sinking Fund.

      If the Company or any of its Subsidiaries provides for one or more sinking funds for securities or other similar obligations representing Indebtedness for money borrowed ranking equal or junior to the Securities, and such Indebtedness has a maturity or weighted average time to maturity which is on or prior to the maturity date of the Securities, the Company will provide a sinking fund for the Securities calculated to retire that amount of Securities equal to the lesser of (i) the same percentage of Securities (Outstanding on the date of issuance or assumption of such other Indebtedness) by the Company or any of its Subsidiaries prior to maturity as the percentage of the principal amount of such other Indebtedness to be retired prior to maturity on the same payment schedule as such other indebtedness or (ii) such amount of Securities necessary to result in the Securities (Outstanding on the date of issuance or assumption of such other Indebtedness) by the Company or any of its Subsidiaries having the same weighted average time to maturity as such other Indebtedness. Except as set forth herein with respect to the credit against mandatory sinking fund payments, the redemption price and other terms of the sinking fund applicable to the Securities shall be the same as those applicable to the relevant Indebtedness except that the redemption price of the Securities in connection with any sinking fund shall be 100% of the principal amount thereof plus accrued and unpaid interest to the date fixed for redemption. The Company may, at its option, receive credit against mandatory sinking fund payments for the principal amount of (i) Securities acquired by the Company and surrendered for cancellation, (ii) Securities previously converted into Common Stock and (iii) Securities redeemed or called for redemption otherwise than through the operation of the sinking fund. All monies deposited to fund the sinking fund which are not required by the Trustee for redemption of Securities through operation of the sinking fund shall be promptly refunded to the Company.

SECTION 1031.     Use of Proceeds.

      The Company shall use the proceeds derived from the sale of the Securities substantially in the manner described in the section entitled "Use of Proceeds" in the Offering Memorandum. The Company shall not use any portion of the proceeds in any Affiliate Transaction.

SECTION 1032.     Reservation of Shares.

      The Company shall at all times keep reserved, free from preemptive rights, out of its authorized Common Stock or other securities of the Company issuable upon the exercise of the Securities, a number of shares of Common Stock or such other securities sufficient to provide for the conversion of all Outstanding Securities. The Company covenants that the Transfer Agent for the Common Stock will be irrevocably authorized and directed at all times to reserve such number of shares of Common Stock or such other securities as shall be required for such purpose. The Company shall keep a copy of this Agreement on file with the Transfer Agent. The Company shall furnish such Transfer Agent a copy of all notices of adjustments and certificates related thereto that are delivered to the Trustee or transmitted to each Holder pursuant to Section 1205 hereof. The Company covenants that all shares of Common Stock issuable upon conversion of the Securities will, upon issuance, be fully paid, nonassessable, free of preemptive rights and free from all taxes payable by the Company, liens, charges and security interests (except any liens, charges or security interests created or suffered to be created by any of the Holders), and will not be subject to any restrictions on voting or transfer thereof that are created by the Company except for such restrictions on transfer provided in this Indenture, the Company's Certificate of Incorporation or as otherwise provided by law.

SECTION 1033.     Submission to Jurisdiction.

      The Company irrevocably consents that any legal action or proceeding against it or any of its property with respect to this Indenture may be brought in any state or federal court located in the County of New York, State of New York, United States of America, as any plaintiff or complainant may elect, and by execution and delivery of this Indenture the Company hereby submits to and accepts with regard to any such action or proceeding for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The Company hereby waives any right it may have under the laws of any jurisdiction to commence any legal action or proceeding with respect to this Indenture by any form of publication in a newspaper or other media. The Company hereby irrevocably waives to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any suit, action or proceeding arising out of or relating to this Indenture brought in a state or federal court located in the County of New York and hereby further irrevocably waives any claim that any such suit, action or proceeding brought in a state or federal court located in the County of New York has been brought in an inconvenient forum.

                           ARTICLE ELEVEN

                       REDEMPTION OF SECURITIES

SECTION 1101.     Optional Redemption.

      The Securities are not redeemable prior to August 15, 1998. The Securities are redeemable as a whole or from time to time in part, in U.S. Legal Tender, at the election of the Company, at any time after August 15, 1998, at the redemption prices set forth below (expressed in percentages of other principal amount), in each case together with accrued and unpaid interest to and including the date fixed for redemption:

      If redeemed during the twelve month period beginning August 15:


                        Year                        Redemption Price

                        1998                              104%
                        1999                              103%
                        2000                              102%
                        2001 and thereafter               101%

and at maturity at 100% of principal, together in the case of any such redemption with accrued interest to the Redemption Date.

SECTION 1102.     Applicability of Article.

      Redemption of Securities, as permitted or required by any provision of this Indenture, shall be made in accordance with such provision and this Article.

SECTION 1103.     Election to Redeem; Notice to Trustee.

      The election of the Company to redeem any Securities pursuant to
Section 1101 shall be evidenced by a Board Resolution. In case of any redemption at the election of the Company of less than all the Securities, the Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the principal amount of Securities to be redeemed.

SECTION 1104.     Selection by Trustee of Securities to be Redeemed.

      If less than all the Securities are to be redeemed, the particular Securities to be redeemed shall be selected not more than 45 days prior to the Redemption Date by the Trustee, from the Outstanding Securities not previously called for redemption, by such method as the Trustee shall deem fair and appropriate and which may provide for the selection for redemption of portions (equal to $1,000 or any integral multiple thereof) of the principal amount of Securities of a denomination larger than $1,000.

      If any Security selected for partial redemption is converted in part before termination of the conversion right with respect to the portion of the Security so selected, the converted portion of such Security shall be deemed (so far as may be) to be the portion selected for redemption. Securities which have been converted during a selection of Securities to be redeemed shall be treated by the Trustee as Outstanding for the purpose of such selection.

      The Trustee shall promptly notify the Company and each Security Registrar in writing of the Securities selected for redemption and, in the case of any Securities selected for partial redemption, the principal amount thereof to be redeemed.

      For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

SECTION 1105.     Notice of Redemption.

      Notice of redemption shall be given by first-class mail, postage prepaid, mailed not less than 30 nor more than 45 days prior to the Redemption Date, to each Holder of Securities to be redeemed, at his address appearing in the Security Register.

      All notices of redemption shall state:

            (1)   the Redemption Date,

            (2)   the Redemption Price,

            (3) if less than all the Outstanding Securities are to be redeemed, the identification (and, in the case of partial redemption, the principal amounts) of the particular Securities to be redeemed,

            (4) that on the Redemption Date the Redemption Price will become due and payable upon each such Security to be redeemed and that interest thereon will cease to accrue on and after such date,

            (5) the conversion price, the date on which the right to convert the principal of the Securities to be redeemed will terminate and the place or places where such Securities may be surrendered for conversion, and

            (6) the place or places where such Securities are to be surrendered for payment of the Redemption Price.

      Notice of redemption of Securities to be redeemed at the election of the Company shall be given by the Company or, at the Company's request, by the Trustee in the name and at the expense of the Company.

SECTION 1106.     Deposit of Redemption Price.

      Prior to each Redemption Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of U.S. Legal Tender sufficient to pay the Redemption Price of, and (except if the Redemption Date shall be an Interest Payment Date) accrued interest on, all the Securities which are to be redeemed on that date other than any Securities called for redemption on that date which have been converted prior to the date of such deposit.

      If any Security called for redemption is converted, any money deposited with the Trustee or with any Paying Agent for the redemption of such Security shall (subject to any right of the Holder of such Security or any Predecessor Security to receive interest as provided in the last paragraph of Section 307) be paid, to the Company upon Company Request or, if then held by the Company, shall be discharged from such trust.

SECTION 1107.     Securities Payable on Redemption Date.

      Notice of redemption having been given as aforesaid, the Securities so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless the Company shall default in the payment of the Redemption Price and accrued interest) such Securities shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security shall be paid by the Company at the Redemption Price, together with accrued interest to the Redemption Date; provided, however, that installments of interest whose stated Maturity is on or prior to the Redemption Date shall be payable to the Holders of such Securities, or one or more Predecessor Securities, registered as such at the close of business on the relevant Record Dates according to their terms and the provisions of
Section 307.

      If any Security called for redemption shall not be so paid upon surrender thereof for redemption, the principal (and premium, if any) shall, until paid, bear interest from the Redemption Date at the applicable rate set forth in the Security.

SECTION 1108.     Securities Redeemed in Part.

      Any Security which is to be redeemed only in part shall be surrendered at an office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities, of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

SECTION 1109.     Conversion Arrangements on Call for Redemption.

      Notwithstanding anything to the contrary contained in this Indenture, in connection with any redemption of Securities, the Company, by an agreement with one or more investment bankers or other purchasers, may arrange for such purchasers to purchase all Securities called for redemption (the "Called Securities") which are either (i) surrendered for redemption or (ii) not duly surrendered for redemption or conversion prior to the close of business on the Redemption Date, and to convert the same into shares of Common Stock, by the purchasers' depositing with the Trustee (acting as Paying Agent with respect to the deposit of such amount and as conversion agent with respect to the conversion of such Called Securities), in trust for the Holders of the Called Securities, on or prior to the Redemption Date in the manner agreed to by the Company and such purchasers, an amount sufficient to pay the Redemption Price, payable by the Company on redemption of such Called Securities. In connection with any such arrangement for purchase and conversion, the Trustee as Paying Agent shall pay on or after the Redemption Date such amounts so deposited by the purchaser in exchange for Called Securities surrendered for redemption prior to the close of business on the Redemption Date and for all Called Securities surrendered after such Redemption Date. Notwithstanding anything to the contrary contained in this Article Eleven, the obligation of the Company to pay the Redemption Price of such Called Securities shall be satisfied and discharged to the extent such amount is so paid by such purchasers, provided, however, that nothing in this Section 1109 shall in any way relieve the Company of the obligation to pay such Redemption Price on all Called Securities to the extent such amount is not so paid by such purchasers. For all purposes of this Indenture, any Called Securities not duly surrendered for redemption or conversion prior to the close of business on the Redemption Date, shall be deemed acquired by such purchasers from such Holders and surrendered by such purchasers for conversion and shall in all respects be deemed to have been converted, all as of immediately prior to the close of business on the Redemption Date, subject to the deposit by the purchasers of the above amount as aforesaid. Nothing in this Section 1109 shall in any way limit the right of any Holder of a Security to convert his Security pursuant to the terms of this Indenture at any time prior to the close of business on the last Business Day preceding the Redemption Date.

                           ARTICLE TWELVE

                        CONVERSION OF SECURITIES

SECTION 1201.     Conversion Privilege and Conversion Price.

      Subject to and upon compliance with the provisions of this Article, at the option of the Holder thereof, any Security or any portion of the principal amount thereof which is $1,000 or an integral multiple of $1,000 may be converted at the principal amount thereof, or of such portion thereof, into fully paid and nonassessable shares (calculated as to each conversion to the nearest 1/100 of a share) of Common Stock of the Company at the Conversion Price, determined as hereinafter provided, in effect at the time of conversion. Such conversion right shall expire at 5:00 p.m., Ohio time on August 15, 2002. In case a Security or portion thereof is called for redemption, such conversion right in respect of the Security or portion so called shall expire at 5:00 p.m., Ohio time on the last Business Day preceding the Redemption Date, unless the Company defaults in making the payment due upon redemption.

      The price at which shares of Common Stock shall be delivered upon conversion (herein called the "Conversion Price") shall be initially $3.9875 per share of Common Stock. The Conversion Price shall be adjusted in certain instances as provided in this Article Twelve.

SECTION 1202.     Exercise of Conversion Privilege.

      In order to exercise the conversion privilege, the Holder of any Security to be converted shall surrender such Security, duly endorsed or assigned to the Company or in blank, at any office or agency maintained by the Company pursuant to Section 1002, accompanied by written notice to the Company at such office or agency that the Holder elects to convert such Security or, if less than the entire principal amount thereof is to be converted, the portion thereof to be converted. Securities surrendered for conversion during the period from 5:00 p.m., Ohio time on any Regular Record Date next preceding any Interest Payment Date to the opening of business on such Interest Payment Date shall (except for Securities whose Maturity is prior to such Interest Payment Date and Securities called for redemption on a Redemption Date within such period) be accompanied by payment in New York Clearing House funds or other funds acceptable to the Company of an amount equal to the interest payable on such Interest Payment Date on the principal amount of Securities being surrendered for conversion. Except as provided in the preceding sentence and subject to the fourth paragraph of Section 307, no payment or adjustment shall be made upon any conversion on account of any interest accrued on the Securities surrendered for conversion or on account of any dividends on the Common Stock issued upon conversion.

      Securities shall be deemed to have been converted immediately prior to the close of business on the last day prior to the day of surrender of such Securities for conversion in accordance with the foregoing provisions, and at such time the rights of the Holders of such Securities as Holders shall cease, and the Person or Persons entitled to receive the Common Stock issuable upon conversion shall be treated for all purposes as the record holder or holders of such Common Stock at such time. As promptly as practicable on or after the conversion date, the Company shall issue and shall deliver at the office or agency caused to be maintained by the Company pursuant to Section 1002 a certificate or certificates for the number of full shares of Common Stock issuable upon conversion, together with payment in lieu of any fraction of a share, as provided in Section 1203.

      In the case of any Security which is converted in part only, upon such conversion the Company shall execute and the Trustee shall authenticate and deliver to the Holder thereof, at the expense of the Company, a new Security or Securities of authorized denominations in aggregate principal amount equal to the unconverted portion of the principal amount of such Security.

SECTION 1203.     Fractions of Shares.

      No fractional shares of Common Stock shall be issued upon conversion of Securities. If more than one Security shall be surrendered for conversion at one time by the same Holder, the number of full shares which shall be issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of the Securities (or specified portions thereof) so surrendered. Instead of any fractional share of Common Stock which would otherwise be issuable upon conversion of any Security or Securities (or specified portions thereof), the Company shall pay cash in respect of such fraction in an amount equal to the same fraction of the Closing Price per share of the Common Stock at 5:00 p.m., Ohio time on the last day prior to the day of conversion (or, if such day is not a Trading Day, on the Trading Day immediately preceding such day).

SECTION 1204.     Adjustment of Conversion Price.

      (1) In case the Company shall pay or make a dividend or other distribution on its Common Stock exclusively in Common Stock or shall pay or make a dividend or other distribution on any other class of Capital Stock of the Company or any Subsidiary which dividend or distribution includes Common Stock, the Conversion Price in effect at the opening of business on the day following the date fixed for the determination of stockholders entitled to receive such dividend or other distribution shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date fixed for such determination and the denominator of which shall be the sum of such number of shares and the total number of shares of Common Stock constituting or included as part of such dividend or other distribution, such reduction to become effective immediately after the opening of business on the day following the date fixed for such determination. For the purposes of this paragraph (1), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock. The Company shall not pay any dividend or make any distribution on shares of Common Stock held in the treasury of the Company.

      (2) In case the Company shall issue or distribute Common Stock or pay or make a dividend or other distribution on its Common Stock consisting exclusively of, or shall otherwise issue to holders of its Common Stock, rights or warrants entitling the holders thereof to subscribe for or purchase shares of Common Stock (or securities convertible or exchangeable for shares of Common Stock) at a price per share less than the Current Market Price per share (determined as provided in paragraph (7) of this Section) of the Common Stock on the date of issuance or distribution of such Common Stock or on the date fixed for the determination of stockholders entitled to receive such rights or warrants, as the case may be, or, in the case of issuances to other than the Company's stockholders generally, the date such Common Stock or rights or warrants are actually issued, then the Conversion Price in effect at the opening of business on the day following such issuance or distribution or the date fixed for such determination, as the case may be, or, in the case of issuances to other than the Company's stockholders generally, the date such Common Stock or rights or warrants are actually issued shall be reduced by multiplying such Conversion Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of issuance or distribution of such Common Stock or the date fixed for such determination, as the case may be, plus the number of shares of Common Stock which the aggregate of the offering price of the total number of shares of Common Stock so offered for subscription or purchase would purchase at such Current Market Price and the denominator of which shall be the number of shares of Common Stock outstanding at the close of business on the date of issuance or distribution of such Common Stock or date fixed for such determination, as the case may be, plus the number of shares of Common Stock so offered for subscription or purchase, such reduction to become effective immediately after the opening of business on the day following such issuance or distribution or the date fixed for such determination or, in the case of issuances to other than the Company's stockholders generally, the date such Common Stock or rights or warrants are actually issued. For the purposes of this paragraph (2), the number of shares of Common Stock at any time outstanding shall not include shares held in the treasury of the Company but shall include shares issuable in respect of scrip certificates issued in lieu of fractions of shares of Common Stock.

      (3) In case outstanding shares of Common Stock shall be subdivided into a greater number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such subdivision becomes effective shall be proportionately reduced, and, conversely, in case outstanding shares of Common Stock shall ever be combined into a smaller number of shares of Common Stock, the Conversion Price in effect at the opening of business on the day following the day upon which such combination becomes effective shall be proportionally increased, such reduction or increase, as the case may be, to become effective immediately after the opening of business on the day following the day upon which such subdivision or combination becomes effective.

      (4) Subject to the last sentence of this paragraph (4), in case the Company or any Subsidiary of the Company shall, by dividend or otherwise, distribute to holders of Common Stock generally or to holders (other than the Company or Wholly Owned Subsidiaries of the Company) of Capital Stock of any Subsidiary of the Company, evidences of indebtedness of the Company or assets including, shares of any class of Capital Stock, cash or other securities, but excluding any rights or warrants referred to in paragraph
(2) of this Section, excluding any dividend or distribution paid exclusively in cash out of retained or current earnings, excluding any dividend or distribution referred to in paragraph (1) of this Section, the Conversion Price shall be reduced so that the same shall equal the price determined by multiplying the Conversion Price in effect immediately prior to the effectiveness of the Conversion Price reduction contemplated by this paragraph (4) by a fraction of which the numerator shall be the Current Market Price per share (determined as provided in paragraph (7) of this Section) of the Common Stock on the date of such effectiveness less the fair market value (as determined by the Board of Directors, whose determination shall be conclusive and described in a Board Resolution), on the date of such effectiveness, of the portion of the evidences of indebtedness, shares of Capital Stock, cash and assets so distributed (other than to the Company or any of its Wholly Owned Subsidiaries) applicable to one share of Common Stock and the denominator shall be such Current Market Price per share of the Common Stock, such reduction to become effective immediately prior to the opening of business on the day following the later of (a) the date fixed for the payment of such distribution and (b) the date 20 days after the notice relating to such distribution is given pursuant to Section 1206(a) (such later date of (a) and (b) being referred to as the "Reference Date"). If the Board of Directors determines the fair market value of any distribution for purposes of this paragraph (4) by reference to the actual or, when issued, trading market for any securities comprising such distribution, it must in doing so consider the prices in such market over the same period used in computing the Current Market Price per share pursuant to paragraph (7) of this Section. For purposes of this paragraph (4), any dividend or distribution subject to the provisions of this paragraph (4) which includes shares of Common Stock, rights or warrants to subscribe for or purchase shares of Common Stock or other securities convertible into or exchangeable for shares of Common Stock shall be deemed to be (a) a dividend or distribution of the evidences of indebtedness, cash, assets or shares of Capital Stock other than such convertible or exchangeable securities (making any Conversion Price reduction required by this paragraph (4)) immediately followed by (b) in the case of such shares of Common Stock or such rights or warrants, a dividend or distribution thereof (making any further Conversion Price reduction required by paragraph (1) or (2) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such distribution" and "the date fixed for such determination" within the meaning of paragraphs (1) and (2) of this Section and (ii) any shares of Common Stock included in such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination" within the meaning of paragraph (1) of this Section) or (c) in the case of such other convertible or exchangeable securities, a dividend or distribution of such number of shares of Common Stock as would then be issuable upon the conversion or exchange thereof, whether or not the conversion or exchange of such securities is subject to any conditions (making any further Conversion Price reduction required by paragraph (1) of this Section, except (i) the Reference Date of such dividend or distribution as defined in this paragraph (4) shall be substituted as "the date fixed for the determination of stockholders entitled to receive such distribution" and the "date fixed for such determination" and (ii) the shares deemed to constitute such dividend or distribution shall not be deemed "outstanding at the close of business on the date fixed for such determination," each within the meaning of paragraph (1) of this Section).

      (5) The reclassification of Common Stock into securities including other than Common Stock (other than any reclassification upon a consolidation or merger to which Section 1211 applies) shall be deemed to involve (a) a distribution of such securities other than Common Stock to all holders of Common Stock (and the effective date of such reclassification shall be deemed to be the "Reference Date" within the meaning of paragraph (4) of this Section), and (b) a subdivision or combination, as the case may be, of the number of shares of Common Stock outstanding immediately prior to such reclassification into the number of shares of Common Stock outstanding immediately thereafter (and the effective date of such reclassification shall be deemed to be "the day upon which such subdivision becomes effective" or "the day upon which such combination becomes effective", as the case may be, and the "the day upon which such subdivision or combination becomes effective" within the meaning of paragraph (3) of this Section). Rights or warrants issued by the Company to the holders of Common Stock generally entitling the holders thereof to subscribe for or purchase shares of Common Stock, which rights or warrants (i) are deemed to be transferred with such shares of Common Stock, (ii) are not exercisable, and (iii) are also issued in respect of future issuances of Common Stock, in each case in clauses (i) through (iii) until the occurrence of a specified event or events ("Trigger Event"), shall for purposes of this Section 1204 not be deemed issued until the occurrence of the earliest Trigger Event.

      (6) In case there shall occur a decrease (a "Price Decrease") of thirty-five percent (35%) or more in the weighted average Closing Price of the Common Stock in any forty (40) day period (the "Measuring Period") commencing ten days prior to the (i) the disclosure (by press release or otherwise) of a settlement (including, but not limited to an Approved Settlement), judgement, court order, disposition or other event relating to, the Litigation; or (ii) whether singly or in the aggregate and whether or not in the public markets, (x) the offer, pledge, sale, contract to sell, grant of any option, right or warrant to purchase, assignment, hypothecation, transfer or other encumbrance or disposition of, any securities of the Company, or (y) the entry into any swap or similar arrangement that transfers, in whole or in part, the economic risk of ownership of the Company's securities whether any such transaction described in clause (x) or (y) above (any such transaction being referred to herein as a "Transfer") is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, which Transfer is directly or indirectly related to, or for the benefit of, the settlement or other disposition of the Litigation; then the Conversion Price in effect at the opening of business on the day following any such Measuring Period, shall be reduced (the "Temporary Reduction") during the 90 Day Period (as defined below) by an amount equal to the product of (x) the Conversion Price in effect prior to a Price Decrease and (y) the Price Decrease, as represented by a percentage; provided, however, if upon the occurrence of a Price Decrease, the Closing Price is equal to or greater than the Conversion Price, the Temporary Reduction shall be reduced by one-half; and provided, further, that no Temporary Reduction will be made with respect to those Debentures held by a Holder who has engaged in open-market sales of any Securities of the Company with the sole intent of manipulating the price of the Common Stock in order to cause such Price Decrease. The Temporary Reduction shall only be in effect during the period of ninety (90) days commencing upon the mailing to all Holders of the notice (the "90 Day Period") of such Price Decrease and resultant Temporary Reduction in accordance with Section 1205(b) hereof.

      (7) Unless otherwise expressly specified, for the purpose of any computation under this paragraph and paragraphs (2) and (4) of this Section, the current market price per share of Common Stock on any date (the "Current Market Price") shall be deemed to be the average of the daily Closing Prices for the 10 consecutive Trading Days selected by the Company commencing not more than 20 Trading Days before, and ending not later than, the date in question provided, however, that (i)Eif the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to paragraph
(1), (2), (3), (4) or (5) above occurs on or after the 20th Trading Day prior to the day in question and prior to the "ex" date for the issuance or distribution requiring such computation, the Closing Price for each Trading Day prior to the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the same fraction by which the Conversion Price is so required to be adjusted as a result of such other event,
(ii) if the "ex" date for any event (other than the issuance or distribution requiring such computation) that requires an adjustment to the Conversion Price pursuant to paragraph (1), (2), (3), (4) or (5) above occurs on or after the "ex" date for the issuance or distribution requiring such computation and on or prior to the day in question, the Closing Price for each Trading Day on and after the "ex" date for such other event shall be adjusted by multiplying such Closing Price by the reciprocal of the fraction by which the Conversion Price is so required to be adjusted as a result of such other event, and (iii) if the "ex" date for the issuance or distribution requiring such computation is on or prior to the day in question, after taking into account any adjustment required pursuant to clause (ii) of this proviso, the Closing Price for each Trading Day on or after such "ex" date shall be adjusted by adding thereto the amount of any cash and the fair market value on the day in question (as determined by the Board of Directors in a manner consistent with any determination of such value for purposes of paragraph (4) of this Section, whose determination shall be conclusive and described in a Board Resolution) of the evidences of Indebtedness, shares of Capital Stock or assets being distributed applicable to one share of Common Stock, the Current Market Price, on any date shall be deemed to be the average of the daily Closing Prices for the 5 consecutive Trading Days selected by the Company commencing on or after the date (the "Commencement Date") 20 Trading Days before the date in question. For purposes of this paragraph, the term "ex" date, (i)Ewhen used with respect to any issuance or distribution, means the first date on which the Common Stock trades regular way on the relevant exchange or in the relevant market from which the Closing Price was obtained without the right to receive such issuance of distribution, and (ii)Ewhen used with respect to any subdivision or combination of shares of Common Stock, means the first date on which the Common Stock trades regular way on such exchange or in such market after the time at which such subdivision or combination becomes effective.

      (8) The Company may make such reductions in the Conversion Price, in addition to those required by paragraphs (1), (2), (3), (4), (5) or (6) of this Section, as it considers to be advisable in order that any event treated for Federal income tax purposes as a dividend of stock or stock rights shall not be taxable to the recipients.

      (9) No adjustment in the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 2% in the Conversion Price; provided, however, that any adjustments which by reason of this paragraph (9) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

      (10) Subject to paragraph (11) of this Section, the Company from time to time may, if the Board of Directors of the Company determines such action to be in the best interests of the Company and such action is not otherwise prohibited by law, reduce the Conversion Price by any amount for any period of at least 20 days, in which case the Company shall give at least 15 days' notice of such reduction in the manner provided in Section 1205(a).

      (11) Notwithstanding any other provision of this Section 1204, no adjustment to the Conversion Price shall reduce the Conversion Price below the then par value per share of the Common Stock, and any such purported adjustment shall instead reduce the Conversion Price to such par value.
The Company hereby covenants not to take any action (i)Eto increase the par value per share of the Common Stock other than in connection with one or more reverse stock splits or (ii)Ethat would or does result in any adjustment in the Conversion Price that, if made without giving effect to the previous sentence, would cause the Conversion Price to be less than the then par value per share of the Common Stock; provided, however, that the covenant in this sentence shall be suspended if within 10 days of determining in good faith that such action would result in such adjustment (but not later than the Business Day following the effectiveness of such adjustment), the Company gives a notice under Section 1103 and effects the redemption referred to in such notice on the Redemption Date referred to therein, but shall be retroactively reinstated if such notice or redemption does not occur.

      (12) No adjustment in the Conversion Price shall be made in connection with any Permitted Transaction.

      (13) No adjustment in the Conversion Price shall be made in connection with (i) the issuance or sale of shares of Common Stock pursuant to options, warrants, stock purchase agreements and convertible or exchangeable securities outstanding or in effect on the date hereof and on such terms described in the Offering Memorandum relating to the Securities, and (ii) the issuance or sale of shares of Common Stock upon the exercise of any "incentive stock options" (as such term is defined in the Internal Revenue Code of 1986, as amended), outstanding on the date hereof and on such terms described in the Offering Memorandum relating to the Securities.

SECTION 1205.     Notice of Adjustment of Conversion Price.

      Whenever the Conversion Price is adjusted as herein provided and within five Business Days of a Trigger Event or Price Decrease:

            (a) the Company shall compute the adjusted Conversion Price in accordance with Section 1204 and shall prepare a certificate signed by the Treasurer of the Company setting forth the adjusted Conversion Price and showing in reasonable detail the facts upon which such adjustment is based, and such certificate shall forthwith be filed (with a copy to the Trustee) at each office or agency maintained for the purpose of conversion of Securities pursuant to
      Section 1002; and

           (b) a notice stating that the Conversion Price has been adjusted and setting forth the adjusted Conversion Price shall be mailed (by first class, postage pre-paid mail) to all Holders at their last addresses as they shall appear in the Security Register.

SECTION 1206.     Notice of Certain Company Action.

      In case:

            (a) the Company shall declare a dividend (or any other distribution) on its Common Stock payable (i)Eotherwise than exclusively in cash or (ii) exclusively in cash in an amount that would require a Conversion Price adjustment pursuant to paragraph (5) of Section 1204; or

            (b) the Company shall authorize the granting to the holders of its Common Stock of rights or warrants to subscribe for or purchase any shares of Capital Stock of any class or of any other rights (excluding rights, warrants or options issuable in connection with any employee benefit plan); or

            (c) of any reclassification of the Common Stock of the Company (other than a subdivision or combination of its outstanding shares of Common Stock), or of any consolidation or merger to which the Company is a party and for which approval of any stockholders of the Company is required, or of the sale or transfer of all or substantially all of the assets of the Company; or

            (d) of the voluntary or involuntary dissolution, liquidation or winding up of the Company;

then the Company shall cause to be filed at each office or agency maintained for the purpose of conversion of Securities pursuant to Section 1002, and shall cause to be mailed to all Holders at their last addresses as they shall appear in the Security Register, at least 20 days (or 10 days in any case specified in clause (a), (b) or (e) above) prior to the applicable record, effective or expiration date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution or granting of rights or warrants, or, if a record is not to be taken, the date as of which the holders of Common Stock of record is to be determined, or (y) the date on which such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up is expected to become effective, and the date as of which it is expected that holders of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer, dissolution, liquidation or winding up.

SECTION 1207.     Company to Reserve Common Stock.

      The Company shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued Common Stock, for the purpose of effecting the conversion of Securities, the full number of shares of Common Stock then issuable upon the conversion of all outstanding Securities.

SECTION 1208.     Taxes on Conversion.

      The Company will and will cause each of its Subsidiaries to pay any and all taxes, assessments and governmental charges (including withholding taxes and any penalties, interest and additions to taxes) levied or imposed upon it or any of its Subsidiaries that may be payable in respect of the issue or delivery of shares of Common Stock on conversion of Securities pursuant hereto. The Company shall not, however, be required to pay any tax which may be payable in respect of any transfer involved in the issue and delivery of shares of Common Stock in a name other than that of the Holder of the Security or Securities to be converted, and no such issue or delivery shall be made unless and until the Person requesting such issue has paid to the Company the amount of any such tax, or has established to the satisfaction of the Company that such tax has been paid.

SECTION 1209.     Covenant as to Common Stock.

      The Company covenants that all shares of Common Stock which may be issued upon conversion of Securities will upon issue be fully paid and nonassessable and, except as provided in Section 1208, the Company will pay all taxes, liens and charges with respect to the issuance and delivery thereof.

SECTION 1210.     Cancellation of Converted Securities.

      All Securities delivered for conversion shall be delivered to the Trustee to be cancelled by or at the direction of the Trustee, which shall dispose of the same as provided in Section 309.

SECTION 1211.     Provisions in Case of Consolidation, Merger or Sale of
                  Assets.

      Subject to any applicable right of each Holder of Securities to cause the Company to purchase his Securities upon a Designated Event pursuant to the provisions of Article Thirteen of this Indenture, in case of any consolidation of the Company with, or merger of the Company into, any other Person, any merger of another Person into the Company (other than a merger which does not result in any reclassification, conversion, exchange or cancellation of outstanding shares of Common Stock of the Company) or any sale or transfer of all or substantially all of the assets of the Company, the Person formed by such consolidation or resulting from such merger or which acquires such assets, as the case may be, shall execute and deliver to the Trustee a supplemental indenture providing that the Holder of such Security then outstanding shall have the right thereafter, during the period such Security shall be convertible as specified in Section 1201, to convert such Security only into the kind and amount of securities, cash and other property receivable, if any, upon such consolidation, merger, sale or transfer by a holder of the number of shares of Common Stock of the Company into which such Security might have been converted immediately prior to such consolidation, merger, sale or transfer, assuming such holder of Common Stock of the Company (i)Eis not a Person with which the Company consolidated or into which the Company merged or which merged into the Company or to which such sale or transfer was made, as the case may be ("Constituent Person"), or an Affiliate of a Constituent Person and
(ii)Efailed to exercise his rights of election, if any, as to the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer (provided that if the kind or amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer is not the same for each share of Common Stock of the Company held immediately prior to such consolidation, merger, sale or transfer by other than a Constituent Person or an Affiliate thereof and in respect of which such rights of election shall not have been exercised ("non-electing share"), then for the purpose of this Section 1211 the kind and amount of securities, cash and other property receivable upon such consolidation, merger, sale or transfer by each non-electing share shall be deemed to be the kind and amount so receivable per share by a plurality of the non-electing shares). Such supplemental indenture shall provide for adjustments which, for events subsequent to the effective date of such supplemental indenture, shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article. The above provisions of this Section 1211 shall similarly apply to successive consolidations, mergers, sales or transfers.

SECTION 1212.     Company to Cause Registration of Common Stock.

            The Company covenants that if any shares of Common Stock, required to be reserved for purposes of conversion of Securities hereunder, require registration with or approval of any governmental authority under any Federal or state law, or listing upon any national securities exchange, before such shares may be issued upon conversion, the Company will in good faith and as expeditiously as possible endeavor to cause such shares to be duly registered, approved or listed, as the case may be.

SECTION 1213.     Disclaimer by Trustee of Responsibility for Certain
                  Matters.

      Subject to Section 601, the Trustee shall not at any time be under any duty or responsibility to any Holder of Securities to determine whether any facts exist which may require any adjustment of the Conversion Price, or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed, or herein or in any supplemental indenture provided to be employed, in making the same. The Trustee shall not be accountable with respect to the validity, value, kind or amount of any shares of Common Stock, or of any securities or property, which may at any time be issued or delivered upon the conversion of any Security, and it makes no representation with respect thereto. The Trustee shall not be responsible for any failure of the Company to issue, transfer or deliver any shares of Common Stock or stock certificates or other securities or property upon the surrender of any Security for the purpose of conversion or, subject to Section 601, to comply with any of the covenants of the Company contained in this Article. Each conversion agent other than the Company shall have the same protection under this Section as the Trustee.

                        ARTICLE THIRTEEN

                  RIGHT TO REQUIRE REPURCHASE

SECTION 1301.     Right to Require Repurchase.

      In the event that there shall occur a Designated Event, then each Holder shall have the right, at such Holder's option to require the Company to purchase, and upon the exercise of such right, the Company shall purchase, all or any part of such Holder's Securities on the date (the "Repurchase Date") that is 30 days after the date the Company gives notice of the Designated Event as contemplated in Section 1302(a) at a price (the "Repurchase Price") equal to 100% of the principal amount thereof, together with accrued and unpaid interest to the Repurchase Date. Such right to require the repurchase of Securities shall not continue after a discharge of the Company from its obligations with respect to the Securities in accordance with Article Five.

SECTION 1302.     Notice; Method of Exercising Repurchase Right.

      (a) On or before the 15th day after the Designated Event, the Company, or, upon Company Request, the Trustee (in the name and at the expense of the Company), shall give notice of the occurrence of the Designated Event and of the repurchase right set forth herein arising as a result thereof by first-class mail, postage prepaid, to each Holder of the Securities at such Holder's address appearing in the Security Register. The Company shall also deliver a copy of such notice of a repurchase right to the Trustee.

      Each notice of a repurchase right shall state:

            (1)   the Repurchase Date,

            (2)   the date by which the repurchase right must be exercised,

            (3)   the Repurchase Price, and

            (4) the instructions a Holder must follow to exercise a repurchase right.

      No failure of the Company to give the foregoing notice shall limit any Holder's right to exercise a repurchase right. The Trustee shall have no affirmative obligation to determine if there shall have occurred a Designated Event.

      (b) To exercise the repurchase right, a Holder shall deliver to the Company (or an agent designated by the Company for such purpose in the notice referred to in (a) above) and to the Trustee on or before the fifth
(5th) day prior to the Repurchase Date (i)Ewritten notice of the Holder's exercise of such right, which notice shall set forth the name of the Holder, the principal amount of the Security or Securities (or portion of a Security) to be repurchased, and a statement that an election to exercise the repurchase right is being made thereby, and (ii)Ethe Security or Securities with respect to which the repurchase right is being exercised, duly endorsed for transfer to the Company. Such written notice shall be irrevocable following the close of business on the fifth (5th) day prior to the Repurchase Date; provided, however, that the Company, in its sole and absolute discretion, may consent to the withdrawal of any Securities after such date and prior to the Repurchase Date. If the Repurchase Date falls between any Regular Record Date and the next succeeding Interest Payment Date, Securities to be repurchased must be accompanied by payment from the Holder of an amount equal to the interest thereon which the registered Holder thereof is to receive on such Interest Payment Date.

      (c) In the event a repurchase right shall be exercised in accordance with the terms hereof, and subject to the rights of the holders of the Senior Indebtedness pursuant to Article 14, the Company shall on the Repurchase Date pay or cause to be paid in cash to the Holder thereof the Repurchase Price of the Security or Securities as to which the repurchase right had been exercised.

SECTION 1303.     Deposit of Repurchase Price.

      Prior to the Repurchase Date, the Company shall deposit with the Trustee or with a Paying Agent an amount of U.S. Legal Tender sufficient to pay the Repurchase Price of the Securities which are to be repurchased on the Repurchase Date.

SECTION 1304.     Securities Not Repurchased on Repurchase Date.

      If any Security surrendered for repurchase shall not be so paid on the Repurchase Date, the principal shall, until paid, bear interest to the extent permitted by applicable law from the Repurchase Date at a rate per annum borne by such Security.

SECTION 1305.     Securities Repurchased in Part.

      Any Security which is to be repurchased only in part shall be surrendered at any office or agency of the Company designated for that purpose pursuant to Section 1002 (with, if the Company or the Trustee so requires, due endorsement by, or written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), and the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security without service charge, a new Security or Securities of any authorized denomination as requested by such Holder, in aggregate principal amount equal to and in exchange for the unrepurchased portion of the principal of the Security so surrendered.

SECTION 1306.     Designated Event.

      A "Designated Event" means a right to require the Company to repurchase Securities and a Change of Control shall constitute a Designated Event unless (i) the Closing Price of the Common Stock is at least equal to 105% of the Conversion Price of the Securities in effect immediately preceding the time of such Change of Control; (ii) all of the consideration (excluding cash payments for fractional shares) in the transaction giving rise to such Change of Control to the holders of Common Stock consists of shares of Common Stock that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, and as a result of such transaction the Securities become convertible solely into such Common Stock; or (iii) all of the consideration in the transaction giving rise to such Change of Control to the holders of Common Stock consists of cash, securities that are, or immediately upon issuance will be, listed on a national securities exchange or quoted on the Nasdaq National Market, or a combination of cash and such securities, the aggregate fair market value of such consideration (which, in the case of such securities, shall be equal to the average of the daily Closing Price of such securities during the ten consecutive Trading Days commencing with the sixth Trading Day following consummation of such transaction) is at least 105% of the Conversion Price of the Securities in effect on the date immediately preceding the closing date of such transaction.

                             ARTICLE FOURTEEN

                          SUBORDINATION OF SECURITIES

SECTION 1401.     Securities Subordinate to Senior Indebtedness.

      The Company for itself and its successors covenants and agrees, and each present and future Holder of a Security, by his acceptance thereof, likewise covenants and agrees, that, to the extent and in the manner hereinafter set forth in this Article, the Indebtedness represented by the Securities, including, without limitation, and the payment of the principal of (and premium, if any) and interest on each and all of the Securities are hereby expressly made subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness. Notwithstanding the foregoing, so long as such payments are not expressly prohibited under this Article, any Holder of Securities may receive scheduled payments of principal of the Indebtedness represented by the Securities, interest with respect thereto and any other amounts payable in connection therewith, as and when due and payable.

      The expression "payment in full" or "paid in full" or any similar term(s) or phrase(s) when used in this Article with respect to Senior Indebtedness shall mean the final and indefeasible payment in full of all such Senior Indebtedness in cash, or, in the case of Senior Indebtedness consisting of contingent obligations in respect of letters of credit or other reimbursement obligations under the Senior Credit Agreement, the setting apart of cash sufficient to discharge such portion of Senior Indebtedness in an account for the exclusive benefit of the holders thereof, in which account such holders shall be granted by the Company a first priority perfected security interest in a manner acceptable to such holders, which payment or perfected security interest shall have been retained by the holders of Senior Indebtedness, in each case, for a period of time in excess of all applicable preference or other similar periods under applicable bankruptcy, insolvency or creditors' rights laws.

      This Article shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness and such provisions are made for the benefit of the holders of Senior Indebtedness and such holders are made obligees hereunder and any one or more of them may enforce such provisions.

SECTION 1402.     Payment Over of Proceeds Upon Dissolution, Etc.

      In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to the Company or to its creditors, as such, or to its assets, or (b) any liquidation, dissolution or other winding-up of the Company, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of the Company, then and in any such event the holders of Senior Indebtedness shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all Senior Indebtedness, or provision shall be made for such payment, before the Holders of the Securities are entitled to receive any payment on account of principal of (or premium, if any) or interest on the Securities, and to that end the holders of Senior Indebtedness shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities which may be payable or deliverable in respect of the Securities in any such case, proceeding, liquidation, dissolution or other winding-up or event.

      In the event that, notwithstanding the foregoing provisions of this Section, the Trustee or the Holder of any Security shall have received any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other Indebtedness of the Company being subordinated to the payment of the Securities before all Senior Indebtedness is paid in full or payment thereof provided for and if such fact shall, at or prior to the time of such payment or distribution, have been made known to the Trustee or, as the case may be, such Holder, then and in such event such payment or distribution shall be paid over or delivered forthwith to the Agent on behalf of the holders of Senior Indebtedness (or to the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other Person making payment or distribution of assets of the Company for application to the payment of all Senior Indebtedness remaining unpaid) to the extent necessary to pay all Senior Indebtedness in full, after giving effect to any concurrent payment or distribution to or for the holders of Senior Indebtedness.

      The consolidation of the Company with, or the merger of the Company into, another Person or the liquidation or dissolution of the Company following the conveyance or transfer of its properties and assets substantially as an entirety to another Person upon the terms and conditions set forth in Article Eight shall not be deemed a dissolution, winding-up, liquidation, reorganization, assignment for the benefit of creditors or marshalling of assets and liabilities of the Company for the purposes of this Section if the person formed by such consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer such properties and assets substantially as an entirety, as the case may be, shall qualify under the restrictions contained in Article Eight and shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions set forth in Article Eight.

SECTION 1403. Prior Payment to Senior Indebtedness Upon Acceleration of Securities.

      In the event that any Securities are declared due and payable before their Stated Maturity, then and in such event the holders of the Senior Indebtedness outstanding at the time such Securities so become due and payable shall be entitled to receive payment in full of all amounts due on or in respect of all such Senior Indebtedness or, provision shall be made for such payment, before the Holders of the Securities are entitled to receive any payment by the Company on account of the principal of (or premium, if any) or interest on the Securities or on account of the purchase or other acquisition of Securities.

      The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

SECTION 1404.     No Payment When Senior Indebtedness in Default.

      (a) In the event of (i) any Event of Default (solely for purposes of this Section 1404, such term refers to an "Event of Default" as such term is defined in the Senior Credit Agreement) in the payment of any Senior Indebtedness, or (ii) any Event of Default (other than an event described in clause (i)) with respect to any Senior Indebtedness shall have occurred and be continuing permitting the holders of such Senior Indebtedness to declare such Senior Indebtedness due and payable prior to the date on which it would otherwise have become due and payable, then no payment of any nature (direct or indirect) shall be made on account of the Indebtedness represented by the Securities, and no repurchase, or provision of payment for same, of the Securities pursuant to Article 13 hereof shall be made, (x) in the case of any such Event of Default described in clause
(i), from the date of such Event of Default until the date, if any, on which that portion of the Senior Indebtedness not paid as described in clause (i) to which such Event of Default relates shall have been paid in full or the Agent shall have provided notice to the Trustee that such Event of Default is cured or waived, or (y) in the case of such Event of Default described in clause (ii), from the date the Company and the Trustee first received written notice of such Event of Default from the Agent until the earlier of (1) 120 days after such date, and (2) the date, if any, on which the Senior Indebtedness to which such Event of Default relates shall have ceased to exist or the Agent shall have provided notice to the Trustee that such Event of Default is cured or waived; provided, however, that (i) not more than one notice under the events described in clause (ii) above shall be given within a period of 360 days. Any notice given by the Agent or the Company to the Trustee pursuant to this Section 1404 shall state that no amounts shall be payable by the Company in respect of the Indebtedness represented by the Securities in accordance with this Section 1404.

      (b)   [Intentionally omitted.]

      (c) In furtherance of the provisions of Section 1401, in the event that, notwithstanding the foregoing provisions of this Section 1404, any payment prohibited by the terms of subsection (a) above shall be made by the Company and received by any Holder, or the Trustee, at a time when such payment was prohibited by the provisions of this Section 1404, then such payment shall be received and held in trust by such Holder, or the Trustee, for the benefit of, and shall be immediately paid over to, the Agent for the benefit of the holders of Senior Indebtedness, to the extent necessary to make payment in full of all Senior Indebtedness.

      (d) Notwithstanding the foregoing, if any holder of Senior Indebtedness shall declare Senior Indebtedness due and payable before the expressed maturity of such Senior Indebtedness, then no direct or indirect payment (in cash, property, by set-off or otherwise) shall be made on account of the Indebtedness represented by the Securities unless and until
(A) such acceleration shall have been revoked or rescinded or (b) the Senior Indebtedness shall be paid in full; provided, however, that such acceleration shall be deemed to be revoked and rescinded if holders of Senior Indebtedness have not commenced proceedings to enforce their rights and remedies within 60 days after such acceleration.

      The provisions of this Section shall not apply to any payment with respect to which Section 1402 would be applicable.

SECTION 1405.     Payment Permitted If No Default.

      Nothing contained in this Indenture or in any of the Securities shall prevent the Company, at any time except during the pendency of any case, proceeding, dissolution, liquidation or other winding-up, assignment for the benefit of creditors or other marshalling of assets and liabilities of the Company referred to in Section 1402 or under the conditions described in Section 1403 or 1404, from making payments at any time of principal of (and premium, if any) or interest on the Securities.

SECTION 1406.     Rescinded Payments

      If a claim is made upon any holder or holders of Senior Indebtedness for repayment or recovery of any amount (a "Voidable Transfer") on account of any Senior Indebtedness under any state or federal law, whether by reason of preference, fraudulent conveyance, or otherwise and if such holder or holders of Senior Indebtedness repay all or a portion of such amounts by reason of (a) any judgment, decree, or order of any court or administrative body having jurisdiction over such holder or holders, or (b) any settlement or compromise of any claim effected by such holder or holders based upon the reasonable advice of counsel, then, as to the amount that has been repaid, the provisions of this Article 14 automatically shall be reinstated and restored and the amount so repaid shall constitute Senior Indebtedness entitled to the benefits of this Article 14 as if such Voidable Transfer never had been made. In addition (and in addition to other rights, if any, to turn over payments provided in this Article 14), the holders of Senior Indebtedness shall be entitled, by written notice from the Agent to the Trustee to require the holders of the Securities, on a pro rata basis to turn over and pay to the Agent on behalf of the Senior Indebtedness any and all payments that such Holders actually have received and retained from the Company on account of the Securities during the period following the date of the Voidable Transfer.

SECTION 1407.     [Intentionally omitted.]

SECTION 1408.     Subrogation to Rights of Holders of Senior Indebtedness.

      Upon the payment in full of all Senior Indebtedness, the Holders of the Securities shall be subrogated (equally and ratably with the holders of all Indebtedness of the Company which by its express terms is subordinated to Indebtedness of the Company to substantially the same extent as the Securities are subordinated and is entitled to like rights of subrogation) to the rights of the holders of such Senior Indebtedness to receive payments and distributions of cash, property and securities applicable to the Senior Indebtedness until the principal of (and premium, if any) and interest of, and other amounts due with respect to, the Securities shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of the Senior Indebtedness of any cash, property or securities to which the Holders of the Securities or the Trustee would be entitled except for the provisions of this Article, and no payments over pursuant to the provisions of this Article to the holders of Senior Indebtedness by Holders of the Securities or the Trustee, shall, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, be deemed to be a payment or distribution by the Company to or on account of the Senior Indebtedness.

SECTION 1409.     Provision Solely to Define Relative Rights.

      The provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders of the Securities on the one hand and the holders of Senior Indebtedness on the other hand. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall (a) impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Securities the principal of (and premium, if any) and interest on the Securities as and when the same shall become due and payable in accordance with their terms; or (b) affect the relative rights against the Company of the Holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness; or (c) prevent the Trustee or the Holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness to receive cash, property and securities otherwise payable or deliverable to the Trustee or such Holders.

SECTION 1410.     Trustee to Effectuate Subordination.

      Each Holder of a Security by his acceptance thereof authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate the subordination provided in this Article and appoints the Trustee his attorney-in-fact for any and all such purposes.

SECTION 1411.     No Waiver of Subordination Provisions.

      No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act or failure to act, in good faith, by any such holder, or by any non-compliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

      Without in any way limiting the generality of the foregoing paragraph, the holders of Senior Indebtedness may, at any time and from time to time, without the consent of or notice to the Trustee or the Holders of the Securities, without incurring responsibility to the Holders of the Securities and without impairing or releasing the subordination provided in this Article or the obligations hereunder of the Holders of the Securities to the holders of Senior Indebtedness, do any one or more of the following: (i) change the manner, place or terms of payment or extend the time of payment of, increase or decrease or renew or alter, Senior Indebtedness, or otherwise amend or supplement in any manner Senior Indebtedness or any instrument evidencing the same or any agreement under which Senior Indebtedness is outstanding; provided, however, that the total amount of Senior Indebtedness Outstanding at any time may not exceed $75,000,000; (ii) sell, exchange, release or otherwise deal with any property pledged, mortgaged or otherwise securing Senior Indebtedness or fail to perfect or delay the perfection of any such Lien; (iii) release any Person liable in any manner for the collection of Senior Indebtedness; and
(iv) exercise or refrain from exercising any rights against the Company and any other Person.

SECTION 1412.     Article 14 Not to Prevent Events of Default.

            The failure to make a payment on account of principal of or interest on, or other amounts due with respect to, the Securities by reason of any provision of this Article shall not be construed as preventing the occurrence of a Default or Event of Default under Article Five.

SECTION 1413.     Information as to Subordination.

      The Company will not, and will not permit any of its Subsidiaries or agents to, publish or give to any creditor or prospective creditor of the Company or any of its Subsidiaries any copy, statement or summary (or acquiesce in the publication or giving of any such copy, statement or summary) as to the subordination of the rights of the Holders without also stating, or causing to be stated (in a conspicuous manner in the case of any document) that such subordination is solely for the benefit of the holders of the Senior Indebtedness and not for the benefit of any other creditor of the Company or any of its Subsidiaries.

SECTION 1414.     Reliance.

      Each Holder by its acceptance of the Securities, acknowledges and agrees that the provisions of this Article are, and are intended to be, an inducement and a consideration to each holder of Senior Indebtedness, whether the Senior Indebtedness was created or acquired before or after the issuance of the Securities, to acquire and/or continue to holder such Senior Indebtedness and such holders of Senior Indebtedness shall be deemed conclusively to have relied on the provisions of this Article in acquiring and/or continuing to hold such Senior Indebtedness.

SECTION 1415.     Amendments.

      Without the prior written consent of 100% of the holders of Senior Indebtedness (a) the Company may not enter into written amendments, supplements or modifications to the provisions of this Article, and (b) neither the Trustee nor any Holder shall execute and deliver to the Company any written instrument waiving any of the requirements of this Article.

SECTION 1416.     Notice to Trustee.

      The Company shall give prompt written notice to a Responsible Officer of the Trustee located at the Corporate Trust Office of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Securities. Notwithstanding the provisions of this Article or any other provision of this Indenture, the Trustee shall not be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee in respect of the Securities, unless and until the Trustee shall have received at its Corporate Trust Office written notice thereof from the Company or a holder of Senior Indebtedness or from any trustee therefor, and, prior to the receipt of any such written notice, the Trustee, subject to the provisions of Section 601, shall be entitled in all respects to assume that no such facts exist; provided, however, that if the Trustee shall not have received the notice provided for in this Section at least three Business Days prior to the date upon which by the terms hereof any money may become payable for any purpose (including, without limitation, the payment of the principal of (and premium, if any) or interest on any Security), then, anything herein contained to the contrary notwithstanding, the Trustee shall have full power and authority to receive such money and to apply the same to the purpose for which such money was received and shall not be affected by any notice to the contrary which may be received by it during or after such three Business Day period.

      Subject to the provisions of Section 601, the Trustee shall be entitled to rely on the delivery to it of a written notice by a Person representing himself to be a holder of Senior Indebtedness (or a trustee therefor) to establish that such notice has been given by a holder of Senior Indebtedness (or a trustee therefor). In the event that the Trustee determines in good faith that further evidence is required with respect to the right of any Person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Article, the Trustee may request such Person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such Person, the extent to which such Person is entitled to participate in such payment or distribution and any other facts pertinent to the rights of such Person under this Article, and if such evidence is not furnished, the Trustee may defer any payment to such Person pending judicial determination as to the right of such Person to receive such payment.

SECTION 1417.     Reliance on Judicial Order or Certificate of Liquidating
                  Agent.

      Upon any payment or distribution of assets of the Company referred to in this Article, the Trustee, subject to the provisions of Section 601, and the Holders of the Securities shall be entitled to rely upon any order or decree entered by any court of competent jurisdiction in which such insolvency, bankruptcy, receivership, liquidation, reorganization, dissolution, winding-up or similar case or proceeding is pending, or a certificate of the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee for the benefit of creditors, agent or other Person making such payment or distribution, delivered to the Trustee or to the Holders of Securities, for the purpose of ascertaining the Persons entitled to participate in such payment or distribution, the holders of the Senior Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article.

SECTION 1418.     Trustee Not Fiduciary for Holders of Senior Indebtedness.

      The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness and shall not be liable to any such holders if it shall in good faith mistakenly pay over or distribute to Holders of Securities or to the Company or to any other Person cash, property or securities to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1419. Rights of Trustee as Holder of Senior Indebtedness; Preservation of Trustee's Rights.

      The Trustee in its individual capacity shall be entitled to all the rights set forth in this Article with respect to any Senior Indebtedness which may at any time be held by it, to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall deprive the Trustee of any of its rights as such holder.

      Nothing in this Article shall subordinate to Senior Indebtedness the claims of, or payments to, the Trustee under or pursuant to Section 607.

SECTION 1420.     Article Applicable to Paying Agents.

      In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context otherwise requires) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Section 1413 shall not apply to the Company or any Affiliate of the Company if it or such Affiliate acts as Paying Agent.

SECTION 1421.     Certain Conversions Deemed Payment.

      For the purposes of this Article only, (1) the issuance and delivery of junior securities upon conversion of Securities in accordance with Article Twelve shall not be deemed to constitute a payment or distribution on account of the principal of (or premium, if any) or interest on Securities or on account of the purchase or other acquisition of Securities, and (2) the payment, issuance or delivery of cash, property or securities (other than junior securities) upon conversion of a Security shall be deemed to constitute payment on account of the principal of such Security. For the purposes of this Section, the term "junior securities" means (a) shares of any stock of any class of the Company and (b) securities of the Company which are subordinated in right of payment to all Senior Indebtedness which may be outstanding at the time of issuance or delivery of such securities to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. Nothing contained in this Article or elsewhere in this Indenture or in the Securities is intended to or shall impair, as among the Company, its creditors other than holders of Senior Indebtedness and the Holders of the Securities, the right, which is absolute and unconditional, of the Holder of any Security to convert such Security in accordance with Article Twelve.

      This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    EMERSON RADIO CORP.


                                    By:
                                          ___________________________________
                                          Name:
                                          Title:

Attest:

_______________________________
Secretary


                                    BANK ONE, COLUMBUS, NA


                                    By:
                                        ___________________________________
                                        Name:
                                        Title:

Attest:

_______________________________
Authorized Signer


STATE OF                )
                        ) ss.:
COUNTY OF         )

      On the _____ day of ___________, 1995, before me personally came _________________, to me known, who, being by me duly sworn, did depose and say that he is President of Emerson Radio Corp., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of such corporation, that the seal affixed to such instrument is such corporate seal, that it was so affixed by authority of the respective Board of Directors of such corporations, and that he signed his name thereto by like authority.



                                                _______________________
                                                Notary Public




STATE OF          )
                     ) ss.:
COUNTY OF         )

      On the _____ day of ___________, 1995, before me personally came ________________, to me known, who, being by me duly sworn, did depose and say that he is an authorized signer on behalf of Bank One, Columbus, NA, one of the corporations described in and which executed the foregoing instrument; that he knows the seal of such corporation, that the seal affixed to such instrument is such corporate seal, that it was so affixed by authority of the respective Board of Directors of such corporations, and that he signed his name thereto by like authority.



                                    ___________________________________________
                                    Notary Public


                    AMENDMENT NO. 1 TO FINANCING AGREEMENTS


                                  August 24, 1995


Emerson Radio Corp.
Majexco Imports, Inc.
9 Entin Road
Parsippany, NJ  07054

Gentlemen:

      Congress Financial Corporation ("Lender"), Emerson Radio Corp. ("Emerson") and Majexco Imports, Inc. ("Majexco"; together with Emerson, individually and collectively, the "Borrower") have entered into certain financing arrangements pursuant to the Loan and Security Agreement, dated March 31, 1994, currently between Lender and Borrower (the "Loan Agreement"), together with various other agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein and not herein defined shall have the meanings given to them in the Financing Agreements.

      Borrower has requested that Lender agree to amend the Financing Agreements in order to evidence Lender's consent to the issuance by Emerson of certain subordinated convertible debentures and Lender is willing to agree to such amendments, subject to the terms and conditions set forth herein.

      In consideration of the foregoing, the mutual agreements and covenants contained herein and other good and valuable consideration, the parties hereto agree as follows:

      1.  Definitions.

            (a) Additional Definitions. As used herein, the following terms shall have the respective meanings given to them below, and the Financing Agreements shall be deemed and are hereby amended to include, in addition and not in limitation, the following definitions:

                  "Change of Control" shall have the same meaning ascribed thereto in the Indenture (as in effect on the date hereof).

                  "Debenture Documents" shall mean the Debentures, the Indenture and all other agreements, documents and instruments now or at any time hereafter executed and/or delivered by Emerson or any other person in connection with the Debentures, as the same now exist or may hereafter be amended, modified, extended, renewed, restated or replaced.

                  "Debentures" shall mean the 8 1/2% Senior Subordinated Convertible Debentures due 2002, in the aggregate principal amount of up to $35,000,000 issued by Emerson pursuant to the Indenture, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  "Indenture" shall mean the Indenture, dated as of August 17, 1995, between Emerson and Trustee, with respect to the Debentures, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

                  "Trademarks" shall mean all now owned or hereafter arising or acquired right, title and interest of Borrower and its subsidiaries in and to any and all, copyrights, trademarks, trade names, service marks and the goodwill of the business symbolized thereby.

                  "Trustee" shall mean Bank One, Columbus, NA, a national banking association organized and existing under the laws of the United States, as trustee under the Indenture, and any successor or replacement trustee thereunder.

            (b) Interpretation. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings ascribed thereto in the Loan Agreement.

      2.    Interest Rates.

            (a) The reference to "two and one quarter (2 1/4%) percent per annum" contained in Section 3.1(a) of the Loan Agreement shall be deleted in its entirety and replaced with the following: "one and one-quarter (1 1/4%) percent per annum."

            (b) The reference to "four and one-quarter (4 1/4%) percent per annum" contained in Section 3.1 (a) of the Loan Agreement shall be deleted in its entirety and replaced with the following: "three and one-quarter (3 1/4%) percent per annum."

      3.    Fees.

            (a) Letter of Credit Fee. The reference to "three (3%) percent per annum" contained in the first sentence of Section 2.2(b) of the Loan Agreement shall be deleted in its entirety and replaced with the following: "two (2%) percent per annum."

            (b)   Servicing Fee.  The reference to "$10,000" contained in
Section 3.3 of the Loan Agreement shall be deleted in its entirety and replaced with the following: "$5,000."

            (c) Unused Line Fee. The reference to "one-half (1/2%) percent per annum" contained in Section 3.4 of the Loan Agreement shall be deleted in its entirety and replaced with the following: "one-quarter (1/4%) percent per annum."

      4. Collection Days. The reference to "two (2) business days" contained in Section 6.3(c) of the Loan Agreement shall be deleted in its entirety and replaced with the following: "one (1) business day."

      5. Permitted Indebtedness. Section 9.9 of the Loan Agreement is hereby amended by changing the period at the end of Section 9.9 (a) to the following: "; and", and by adding the following new Section 9.9(f) immediately following Section 9.9(e):

            "(f) unsecured indebtedness of Borrower to the holders of the Debentures evidenced by such Debentures issued pursuant to the terms of the Indenture (as in effect on the date hereof), and subordinated in right of payment to the Obligations; provided, that, (i) the aggregate principal amount of such indebtedness evidenced by the Debentures shall not at any time exceed $35,000,000, (ii) all of the Obligations shall be considered Senior Indebtedness (as defined in the Indenture) and no other indebtedness of Borrower or its subsidiaries, other than the Obligations shall be considered Senior Indebtedness under the Indenture at any time, (iii) subject to the payment blockage and subordination provisions of the Indenture (as in effect on the date hereof) and without in any way, by virtue of this provision, limiting Lender's default rights or remedies, Borrower may make regularly scheduled payments (but not voluntary prepayments) of interest and of principal at scheduled maturity in respect of such indebtedness in accordance with the terms of the Debentures or the Indenture (each as in effect on the date hereof), (iv) Borrower shall not, directly or indirectly, (A) amend, modify, alter or change the terms of such indebtedness or any agreement, document or instrument related thereto, including, without limitation, the Debentures and the Indenture (each as in effect on the date hereof), or (B) redeem, retire, defease, purchase or otherwise acquire such indebtedness, or set aside or otherwise deposit or invest any sums for such purposes, except for mandatory repurchases of the Debentures pursuant to Article 13 of the Indenture (as in effect on the date hereof), subject nevertheless to the payment blockage and subordination provisions of the Indenture (as in effect on the date hereof) and without in any way, by virtue of this provision, limiting Lender's default rights or remedies, and (v) Borrower shall furnish to Lender all notices, statements or demands in connection with such indebtedness either received by Borrower or on its behalf, promptly after the receipt thereof, or sent by Borrower or on its behalf, concurrently with the sending thereof, as the case may be."

      6. Working Capital. Section 9.13 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

            "9.13 Working Capital. Emerson shall, at all times, maintain, on a consolidated basis with its subsidiaries, Working Capital of not less than (i) the amount of $20,000,000 from April 1 through and including October 31 in each year, commencing April 1, 1995 and (ii) the amount of $35,000,000 from November 1 in each year through March 31 in the following year, commencing November 1, 1995."


      7. Additional Events of Default. Section 10.1 (1) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

                  "(1) any change in the controlling ownership of
            Borrower, unless consented to in advance in a writing signed by Lender or any other Change of Control;."

      8.    Renewal Date.  The reference to "three (3) years" contained in
Section 12.1(a) of the Loan Agreement shall be deleted in its entirety and replaced with the following: "four (4) years."

      9.    Early Termination Fee.

            (a) Section 12.1(c) of the Loan Agreement is hereby amended by changing the word "third" in clause (iii) thereof (appearing under the column heading entitled "Period") to "fourth", and by deleting in its entirety the proviso (including clauses (i), (ii) and (iii) of such proviso) appearing after clause (iii) of Section 12.1(c).

            (b)   Notwithstanding anything to the contrary contained in
Section 12(c) of the Loan Agreement, as amended, if Borrower elects to terminate the Loan Agreement at any time during the period April 1, 1997 to but no including March 31, 1998 and prepays all Obligations prior to an Event of Default, and Borrower obtains, after the date hereof, from a non-Affiliate, from an equity offering or unsecured debt placement, other than pursuant to the Debenture Documents, net proceeds from such equity offering or debt placement in an amount not less than $15,000,000, then the early termination fee shall be reduced to one-half of one (.5%) percent of the Maximum Credit.

      10.   Trademarks.

            (a) Upon the effectiveness hereof, Lender shall be deemed to have released its security interests in the Trademarks; provided, however, that Lender shall not release, or be deemed to have released, Lender's security interests in Inventory of Borrower to which any Trademarks are now or hereafter affixed or upon which any Trademarks now or hereafter appear, or in the labels, packaging or other physical embodiments or representations of the Trademarks now or hereafter so affixed or appearing on Inventory.

            (b) Following the effectiveness hereof, Lender shall execute and deliver to Emerson on behalf of the Borrower and its subsidiaries, at Borrower's expenses, such Uniform Commercial Code partial releases and Releases of Trademark Assignment as may be reasonably requested by Emerson in order to more fully evidence and effectuate the release of Lender's security interests in Trademarks to the extent provided in Section 10(a) of this Amendment.

            (c) Section 9 of the Loan Agreement is hereby amended by adding at the end thereof a new Section 9.18, as follows:

            "9.18  Maintenance of Trademarks; Negative Pledge;
            Disposal License. Without limiting Lender's rights under other provisions of this Agreement:

                  (a) Borrower shall not, and shall not permit its subsidiaries to, assign, sell, mortgage, lease, transfer, pledge, hypothecate, grant a security interest in or lien upon, encumber, grant an exclusive or non-exclusive license relating to, or otherwise dispose of, any of the Trademarks, without the prior written consent of Lender.

                  (b) Borrower shall not, and shall not permit its subsidiaries to, do nor omit to do any act, whereby any of the Trademarks that are material to the business of the Borrower or its subsidiaries may become abandoned, invalidated, unenforceable, avoided or avoidable. Borrower shall notify Lender immediately if it knows or has reason to know of any reason why any such Trademarks may become abandoned, canceled, invalidated, avoided, or avoidable. Borrower will also promptly notify Lender if Borrower (or any affiliate or subsidiary thereof) learns of any use by any person which infringes upon any of the Trademarks.

                  (c) In addition to any other rights and remedies Lender may have with respect to Inventory to which any of the Trademarks are at any time affixed or on which any of the Trademarks at any time appear, Borrower hereby irrevocably grants to Lender a license, without charge and for as long as Lender deems necessary (the "Congress Trademark License") to use the Trademarks for the sale by Lender of Inventory of Borrower, completion of work-in-process or rendering of services or otherwise in connection with enforcing any security interest in Inventory or other Collateral granted to or held by Lender."

            (d) By consenting hereto, each of the Obligors, including, without limitation, Emerson Radio & Technologies, N.V., agree to perform and be bound by the provisions of Section 9.18 as added by this Amendment, and to join Borrower in its grant of the Congress Trademark License to Lender, to the extent of any such Obligor's interest in the Trademarks.

      11. Confirmatory Assignment of Royalty Payments. Notwithstanding the release by Lender of its security interests in the Trademarks as provided in Section 10 of this Amendment, Emerson hereby acknowledges and reconfirms that all of Emerson's rights under and in connection with the License Agreement, dated as of February 22, 1995, between Emerson and Orion Sales, Inc. (the "Orion License Agreement"), including, without limitation, all rights to receive royalties and all other sums from time to time payable to Emerson pursuant to the License Agreement, are and shall remain subject to Lender's security interests as part of the Collateral. All such sums payable to Emerson under the License Agreement shall continue to be paid directly to Lender, for application to the Obligations, in such order and manner as Lender shall determine.

      12. Representations, Warranties and Covenants. Borrower hereby represents, warrants and covenants to and in favor of Lender as follows, which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof:

            (a) No Event of Default has occurred or exists on the date hereof and no event has occurred or condition exists, which with notice or lapse of time or both would constitute an Event of Default.

            (b) All actions or proceedings required by the Debenture Documents and applicable law or regulations, will be, prior to the closing thereunder, duly and validly taken.

            (c) Borrower has delivered, or caused to be delivered, to Lender true, correct and complete copies of the Debenture Documents.

            (d) No court of competent jurisdiction has, or will have, as of the effective time of the issuance of any of the Debentures, issued any injunction, restraining order or other order which prohibits the issuance of such Debentures, and no governmental or other action or proceeding has, or will have, as of the effective time of the issuance of any of the Debentures, been threatened or commenced seeking any injunction, restraining order or other order which seeks to void or otherwise modify the transactions described in the Debenture Documents.

      13. Conditions Precedent. The effectiveness of the other terms and conditions contained herein shall be subject to the satisfaction of the following additional conditions:

            (a) the receipt by Lender of an original of this Amendment, duly authorized, executed and delivered by Borrower, consented and agreed to by Obligors;

            (b) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice of passage of time, or both, would constitute an Event of Default.

      14.   Effect of this Amendment.

            (a) Entire Agreement; Ratification and Confirmation of the Financing Agreements. This Amendment contains the entire agreement of the parties with respect to the subject matter hereof and supersedes all prior or contemporaneous term sheets, proposals, discussions, negotiations, correspondence, commitments and communications between or among the parties concerning the subject matter hereof. This Amendment may not be modified or any provision waived, except in writing signed by the party against whom such modification or waiver is sought to be enforced. Except as specifically modified pursuant hereto, the Financing Agreements are hereby ratified, restated and confirmed by the parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment and the Financing Agreements, the terms of this Amendment shall control.

            (b) Governing Law. This Amendment and the rights and obligations hereunder of each of the parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

            (c) Binding Effect. This Amendment shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

            (d) Counterparts. This Amendment may be executed in any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.

            By the signature hereto of each of the duly authorized officers, all of the parties hereto mutually covenant and agree as set forth herein.

                                    Very truly yours,

                                    CONGRESS FINANCIAL CORPORATION


                                    By: /s/ Kenneth G. Donahue
                                            Kenneth G. Donahue
                                    Title:  Assistant Vice President

AGREED AND ACCEPTED:

EMERSON RADIO CORP.

By:  /s/ Eugene I. Davis
         Eugene I.Davis
Title:   President

[SIGNATURES CONTINUED ON NEXT PAGE]


MAJEXCO IMPORTS, INC.

By: /s/ Eugene I. Davis
        Eugene I. Davis
Title:  President


CONSENTED TO AND AGREED:

H.H. SCOTT, INC.
EMERSON COMPUTER CORP.
EMERSON TECHNOLOGIES AND
  DEVELOPMENT CORP.

By: /s/ /Eugene I. Davis
         Eugene I. Davis
Title:   President


EMERSON TECHNOLOGIES, L.P.

By:   EMERSON TECHNOLOGIES AND
      DEVELOPMENTS CORP., its
      general partner

      By: /s/ Eugene I. Davis
              Eugene I. Davis
      Title:  President


EMERSON RADIO CANADA LTD.

By: /s/ Eugene I. Davis
        Eugene I. Davis
Title:  Executive Vice President


EMERSON RADIO & TECHNOLOGIES N.V.

By:/s/ Eugene I. Davis
       Eugene I. Davis
Title: Director




                              PRESS RELEASE
                          For Immediate Release


Company Contact:     Eugene I. Davis       Keith L. Lippert/Jeffrey Volk
                     President             Lippert/Heilshorn & Associates, Inc.
                     Emerson Radio Corp.       (212) 838-3777
                     (201) 884-5800


           EMERSON COMPLETES $80 MILLION REFINANCING PACKAGE CONSISTING OF RENEGOTIATION OF $60 MILLION CREDIT FACILITY AND $20 MILLION WORKING
                            CAPITAL ADDITION

Refinancing Includes Reduced Interest and Related Expenses and Extension of Existing Working Capital Facility, Together with Infusion of Approximately $20 Million of New Working Capital From Placement of Convertible Debentures

New Proceeds to Fund Previously Announced Product Line Additions and Extensions

            PARSIPPANY, NJ, AUGUST 30, 1995 - EMERSON RADIO CORP. (AMEX

Symbol:  MSN) today announced that it has successfully completed an $80 million refinancing package consisting of renegotiation of its $60 million credit facility and $20 million enhancement of its capital structure.  The two part transaction included an extension and revision of the terms of its current asset-based working capital facility with Congress Financial, and the placement of a new senior subordinated convertible debenture with a group of institutional investors.

            Under the revised terms of the asset based facility, Emerson will receive the benefit of reduced interest costs and other fees and expenses associated with the facility, and the term of the facility will be extended an additional year to March 1998.  In addition, the lender has agreed to release the lien it has held on the Company's trademarks since the Company's emergence from bankruptcy reorganization in March 1994.

            The convertible debentures carry an interest rate of 8-1/2%, have a term of seven years, and are initially convertible into common stock at

$3.9875 per share.  The debentures have been placed exclusively with institutional holders in an offering not registered under the Securities

Act and may not be offered or resold in the United States without registration or an applicable exemption from registration requirements.

The Company has agreed to register the offering and resale of the debentures and underlying common shares by December 21, 1995.

            Commenting on the announcement, Gene Davis, President, said,

"We are extremely pleased with the enhanced opportunities represented by the successful completion of this refinancing.  The revisions to our asset-

based lines will significantly reduce the costs of capital associated with our core business, while the new capital from the debenture offering will help us exploit the potential of our recently announced product line additions and extensions.  The new capital will also assist in our ongoing efforts to expand our distribution base and further extend our relationships with the new customers that we have developed this year."

            Mr. Davis continued, "The refinancing releases the liens on our trademark, our most valuable asset, and the key to our corporate strategy of enhancing and exploiting our corporate franchise through new products,

licensing, and joint ventures.  Also, we believe that the placement of the debentures with sophisticated institutional holders will further our goal of enhancing the Company's credibility in the financial markets, thereby creating additional value for the Company and its shareholders."

            EMERSON RADIO CORP., founded in 1948, is headquartered in

Parsippany, NJ.  The Company designs and markets, throughout the world, a full line of clocks and watches, televisions, ready-to-assemble furniture,

home and personal security equipment, car audio, home theater, video, audio and microwave oven products.